Exhibit 5.4





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                    USAIR ENHANCED EQUIPMENT NOTES

                             Class A Notes

                    -------------------------------

                              INDENTURE

                     Dated as of February 15, 1996

                    -------------------------------

                      WILMINGTON TRUST COMPANY

                         Indenture Trustee


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

Reconciliation and tie between the Indenture, dated as February
15, 1996, relating to the USAir Enhanced Equipment Notes (Class
A) and the Trust Indenture Act of 1939. This reconciliation section does not constitute part of the Trust Indenture.



Trust Indenture Act                                   Indenture
  of 1939 Section                                     Section
- --------------------                                  -----------

310 (a) (1)                                              7.12
    (a) (2)                                              7.12
312 (a)                                                  8.02
    (c)                                                 11.15
313 (a)                                                  7.07
314 (a)                                                  4.04
    (b)                                                  4.04
    (c) (1)                                             11.01
    (c) (2)                                             11.01
    (d) (1)                                       Not Applicable
    (d) (2)                                       Not Applicable
    (d) (3)                                       Not Applicable
    (e)                                                 11.02
 15 (b)                                                  7.06
    (e)                                                  6.12
316 (a) (last sentence)                                  1.01
    (a) (1) (A)                                          6.10
    (a) (1) (B)                                          6.11
    (b)                                                  6.06
    (c)                                                 11.04(c)
317 (a) (1)                                              6.03(i)
    (a) (2)                                              6.11
    (b)                                                  4.03
318 (a)                                                 11.16

                         TABLE OF CONTENTS



ARTICLE I.  DEFINITIONS AND INCORPORATION BY REFERENCE.... 1

     SECTION 1.01.  Definitions...........................  1
     SECTION 1.02.  Rules of Construction.................  1

ARTICLE II.  THE NOTES....................................  2

     SECTION 2.01.  Notes; Form and Dating................  2
     SECTION 2.02.  Restrictive Legends...................  3
     SECTION 2.03.  Execution, Authentication and
                     Delivery.............................  5
     SECTION 2.04.  Transfer and Exchange.................  6
     SECTION 2.06.  Special Transfer Provisions...........  8
     SECTION 2.07.  Mutilated, Destroyed, Lost
                     or Stolen Notes...................... 12
     SECTION 2.08.  Persons Deemed Owner.................. 13
     SECTION 2.09.  Payment of Principal and Interest..... 13
     SECTION 2.10.  Revision of Expected
                     Principal Amounts and Payment Dates.. 14
     SECTION 2.11.  Liquidity Facility Distribution....... 14
     SECTION 2.12.  Registrar and Paying Agent............ 15
     SECTION 2.13.  Temporary Notes....................... 15
     SECTION 2.14.  Cancellation.......................... 16
     SECTION 2.15.  CUSIP Numbers......................... 16
     SECTION 2.16.  Purchase Upon Acceleration............ 16

ARTICLE III.  REDEMPTION.................................. 18
     SECTION 3.01.  Redemptions........................... 18
     SECTION 3.02.  Notice of Redemption.................. 18
     SECTION 3.03.  Effect of Notice of Redemption........ 19
     SECTION 3.04.  Payment of Redemption Price........... 19

ARTICLE IV.  COVENANTS.................................... 20

     SECTION 4.01.  Payment of Principal and Interest..... 20
     SECTION 4.02.  Maintenance of Office or Agency....... 20
     SECTION 4.03.  Money for Payments to Be Held
                     in Trust............................. 20
     SECTION 4.04.  Reports by the Company................ 21

ARTICLE V.  SATISFACTION AND DISCHARGE..................... 23

     SECTION 5.01.  Satisfaction and Discharge
                     of Indenture.......................... 23
     SECTION 5.02.  Application of Trust Mone.y............ 24
     SECTION 5.03.  Repayment of Moneys Held by
                     Paying Agent.......................... 24

ARTICLE VI.  REMEDIES...................................... 24

     SECTION 6.01.  Collateral Access Events............... 24
     SECTION 6.02.  Acceleration of Maturity; Rescission
                     and Annulment......................... 27
     SECTION 6.03.  Collection of Indebtedness and Suits
                     for Enforcement by Indenture Trustee.. 28
     SECTION 6.04.  Remedies; Priorities................... 30
     SECTION 6.05.  Limitation of Suits.................... 30
     SECTION 6.06.  Unconditional Rights of Noteholders to
                     Receive Principal and Interest........ 31
     SECTION 6.07.  Restoration of Rights and Remedies..... 31
     SECTION 6.08.  Rights and Remedies Cumulative......... 31
     SECTION 6.09.  Delay or Omission Not a Waiver......... 32
     SECTION 6.10.  Control by Noteholders................. 32
     SECTION 6.11.  Waiver of Existing Defaults............ 32
     SECTION 6.12.  Undertaking for Costs.................. 33
     SECTION 6.13.  Waiver of Stay or Extension Laws....... 33
     SECTION 6.14.  Action on Notes........................ 33

ARTICLE VII.  THE INDENTURE TRUSTEE........................ 34

     SECTION 7.01.  Duties of Indenture Trustee............ 34
     SECTION 7.02.  Directions to Collateral Agent......... 35
     SECTION 7.03.  Rights of Indenture Trustee............ 35
     SECTION 7.04.  Individual Rights of
                     Indenture Trustee..................... 36
     SECTION 7.05.  Indenture Trustee's Disclaimer......... 36
     SECTION 7.06.  Notice of Collateral Access Events..... 37
     SECTION 7.07.  Reports by Indenture Trustee
                     to Holders............................ 37
     SECTION 7.08.  Compensation and Indemnity............. 37
     SECTION 7.09.  Replacement of Indenture Trustee....... 38
     SECTION 7.10.  Successor Indenture Trustee
                     by Merger............................. 39
     SECTION 7.11.  Appointment of Co-Trustee or
                     Separate Trustee...................... 39
     SECTION 7.12.  Trustee Eligibility.................... 40
     SECTION 7.13.  Information to Collateral Agent........ 41

ARTICLE VIII.  NOTEHOLDERS' LISTS AND REPORTS.............. 41

     SECTION 8.01.  Company to Furnish Indenture Trustee
                     Names and Addresses of Noteholders.... 41
     SECTION 8.02. Preservation of Information; Communi-
                     cations to Noteholders................ 41

ARTICLE IX.  SUPPLEMENTAL INDENTURES AND AMENDMENTS TO THIS
              INDENTURE AND OTHER DOCUMENTS................ 42

      SECTION 9.01.  Amendments; Waivers, etc. of Documents;
                      Direction to Collateral Agent........ 42
      SECTION 9.02.  Trustees Protected.................... 43
      SECTION 9.03.  [Reserved]............................ 43
      SECTION 9.04.  No Noteholder Consent Necessary for
                      Indenture Supplement, etc............ 43
      SECTION 9.05.  Payment for Consent................... 45
      SECTION 9.06.  Effect of Supplemental Indenture...... 45
      SECTION 9.07.  Notation on Notes in Respect of
                      Supplemental Indentures.............. 45
     SECTION 9.08.  Notice to Rating Agencies............. 45

ARTICLE X.  COLLATERAL AGREEMENT........................... 45

     SECTION 10.01.  Collateral Agreement.................. 45
     SECTION 10.02.  Release upon Termination of the
                      Company's Obligations................ 46
     SECTION 10.03.  Notice of Successor Collateral
                      Agent................................ 46

ARTICLE XI.  MISCELLANEOUS................................. 46

     SECTION 11.01.  Compliance Certificates and
                      Opinions, etc........................ 46
     SECTION 11.02.  Statements Required in Certificate
                      or Opinion........................... 47
     SECTION 11.03.  Form of Documents Delivered to
                      Indenture Trustee.................... 47
     SECTION 11.04.  Acts of Noteholders................... 48
     SECTION 11.05.  Notices, etc., to Indenture Trustee,
                      Company and Rating Agencies.......... 49
     SECTION 11.06.  Notices to Noteholders; Waiver........ 49
     SECTION 11.07.  Effect of Headings and Table of
                      Contents............................. 50
     SECTION 11.08.  Successors and Assigns................ 50
     SECTION 11.09.  Separability.......................... 50
     SECTION 11.10.  Benefits of Indenture................. 50

     SECTION 11.11.  GOVERNING LAW......................... 51
     SECTION 11.12.  Counterparts.......................... 51
     SECTION 11.13.  Recording of Indenture................ 51
     SECTION 11.14.  Disclosure of Names and Addresses
                      of Holders .......................... 51
     SECTION 11.15.  Trust Indenture Act Controls.......... 51
     SECTION 11.16.  Exchange Offer....................... 51

APPENDICES AND EXHIBITS

Appendix A Definitions

Exhibit A   Form of Registered Note
Exhibit B   Form of Note
Exhibit C   Principal Payment Dates and Amounts
Exhibit D   Form of Certificate for Unlegended Notes
Exhibit E   Form of Certificate to Be Delivered in Connection
              with Transfers to Non-QIB Accredited Investors
Exhibit F   Form of Certificate to Be Delivered in Connection
              with Transfers Pursuant to Regulation S
Exhibit G   Form of Opinion of Counsel for Issuance of Registered
              Notes

     This INDENTURE dated as of February 15, 1996, between USAIR, INC., a Delaware corporation (the "Company"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, solely as trustee and not in its individual capacity except as expressly provided herein (the "Indenture Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Notes:


                           ARTICLE I

           DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01. Definitions. For all purposes of this Indenture, capitalized terms used herein shall have the meanings set forth in Appendix A attached hereto and shall be subject to the rules of usage set forth at the beginning thereof. Unless otherwise specified, Section and Article references herein are Sections or Articles, as the case may be, of this Indenture.

     SECTION 1.02. Rules of Construction. Unless the context otherwise requires:

          (i)     a term has the meaning assigned to it;

          (ii) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; except that the "obligor" within the meaning of the Trust Indenture Act shall be the Company for all purposes of this Indenture;

          (iii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (iv)    "or" is not exclusive;

          (v)     "including" means "including without
          limitation"; and

          (vi) words in the singular include the plural and words in the plural include the singular.

                             ARTICLE II

                             THE NOTES

     SECTION 2.01. Notes; Form and Dating. (a) The Notes and the Indenture Trustee's certificate of authentication in respect thereof shall be substantially in the form annexed hereto as Exhibit B; provided that, any Class A Registered Note, if and when issued, and the Indenture Trustee's certificate of authentication in respect thereof shall be substantially in the form of Exhibit A. The Notes shall be issued in an aggregate principal amount equal to $142,400,000 and shall bear interest at the Stated Interest Rate. The principal of each Note shall be due and payable in full on the Maturity Date, provided that, subject to Section 2.10, the principal of the Notes is expected to be paid prior to such date, subject to Section 2.09(a), in installments, on such Payment Dates and in such amounts as set forth in Exhibit C hereto.

     (b) The Notes shall be in registered form and may have notations, legends or endorsements required by law to which the Company is subject or by usage. The Company shall approve the form of the Notes and any notation, legend or endorsement on the Notes. Each Note shall be dated the date of its authentication.

     (c) The terms and provisions contained in the respective forms of the Notes annexed hereto as Exhibits A (in the case of Class A Registered Notes) and B (in the case of Notes other than Class A Registered Notes) shall constitute, and are hereby expressly made, a part of this Indenture. Each of the Company and the Indenture Trustee, by its execution and delivery of this Indenture, expressly agrees to the terms and provisions of the Notes applicable to it and to be bound thereby.

     (d) The Notes offered and sold in reliance on Rule 144A shall be issued initially in the form of a single permanent global Note in registered form, substantially in the form set forth in Exhibit B (the "U.S. Global Note"), deposited with the Indenture Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Indenture Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Note may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

     (e) The Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of a single temporary global Note in registered form substantially in the form set forth in Exhibit B (the "Temporary Offshore Global Note") deposited with the Indenture Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Indenture Trustee as hereinafter provided. At any time following March 27, 1996 (the "Offshore Notes Exchange Date"), upon receipt by the Indenture Trustee and the Company of a certificate substantially in the form of Exhibit D hereto, a single permanent global Note in registered form substantially in the form set forth in Exhibit B (the "Permanent Offshore Global Note"; and together with the Temporary Offshore Global Note, the "Offshore Global Notes") duly executed by the Company and authenticated by the Indenture Trustee as hereinafter provided shall be deposited with the Indenture Trustee, as custodian for the Depositary, and the Note Registrar shall reflect on its books and records the date and a decrease in the principal amount of any Temporary Offshore Global Note in an amount equal to the principal amount of the beneficial interest in such Temporary Offshore Global Note transferred.

     (f) The Notes offered and sold in reliance on Regulation D under the Securities Act shall be issued in the form of permanent certificated Notes in registered form in substantially the form set forth in Exhibit B (the "U.S. Physical Notes"). Notes issued pursuant to Section 2.07 in exchange for interests in any Offshore Global Note shall be in the form of permanent certificated Notes in registered form substantially in the form set forth in Exhibit B (the "Offshore Physical Notes"). The Offshore Physical Notes, U.S. Physical Notes and the Registered Physical Notes are sometimes collectively herein referred to as the "Physical Notes".

     (g) Class A Registered Notes shall be issued initially in the form of a single temporary or permanent global Note in registered form substantially in the form set forth in Exhibit A (with "Registered Global Note"), deposited with the Indenture Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Indenture Trustee as hereinafter provided. Class A Registered Notes issued pursuant to
Section 2.07 in exchange for any Registered Global Note shall be in the form of permanent certificated Class A Registered Notes in registered form substantially in the form set forth in Exhibit A (the "Registered Physical Note").

     (h) The definitive Notes shall be in registered form and shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     SECTION 2.02.  Restrictive Legends.  (a)  Each Global Note
(except any Registered Global Note) and each U.S. Physical Note shall bear the following legend on the face thereof:

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN "INSTITUTIONAL ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1),
     (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES
     ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT, WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS NOTE OR THE LAST DATE ON WHICH THIS NOTE WAS HELD BY USAIR, INC. OR AN AFFILIATE OF USAIR, INC., RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO USAIR, INC., OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE APPLICABLE INDENTURE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE APPLICABLE INDENTURE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE VALUE OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTANCE TO USAIR, INC. THAT SUCH TRANSFER IS IN COMPLIANCE THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND
     (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM

     THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE OR THE LAST DATE ON WHICH THIS NOTE WAS HELD BY USAIR, INC. OR AN AFFILIATE OF USAIR, INC., THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE APPLICABLE INDENTURE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE APPLICABLE INDENTURE TRUSTEE AND USAIR, INC. SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE APPLICABLE INDENTURE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

     (b) Each Global Note (except any Registered Global Note) shall also bear the following legend on the face thereof:

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO USAIR, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO
     TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF
     CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH
     SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS
     GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN
     ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION
     2.08 OF THE INDENTURE.

     SECTION 2.03.   Execution, Authentication and Delivery.  (a)
The Notes shall be executed on behalf of the Company by any of its Responsible Officers. The signature of any such Responsible
Officer on the Notes may be manual or facsimile.

     (b) Notes bearing the manual or facsimile signature of individuals who were at any time Responsible Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     (c) The Indenture Trustee shall upon Company Order authenticate and deliver Notes in the aggregate principal amount of $142,400,000. The aggregate principal amount of the Notes outstanding at any time may not exceed such amount, except as provided in Section 2.07. The Indenture Trustee shall upon Company Order authenticate and deliver Registered Notes of equal outstanding principal amount. The Indenture Trustee shall be entitled to receive any Officer's Certificate and any Opinion of Counsel of the Company that it may reasonably request in connection with the authentication of such Registered Notes, including, without limitation, in the case of the original issuance of Registered Notes, an Opinion of Counsel dated the date thereof substantially to the effect set forth in Exhibit G hereto. The Notes shall be issuable as registered Notes in the minimum denomination of $100,000 and in integral multiples of $1,000 in excess thereof.

     (d) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.04. Transfer and Exchange. The Notes are issuable only in registered form. A Noteholder may transfer a Note by written application to the Note Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Noteholder only upon, final acceptance and registration of the transfer by the Note Registrar in the Note Register. Prior to the registration of any transfer by a Noteholder as provided herein, the Company, the Indenture Trustee, and any agent of the Company shall treat the person in whose name the Note is registered as the owner thereof for all purposes whether or not the Note shall be overdue, and neither the Company, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary. Furthermore, the Depositary shall, by acceptance of a Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry system maintained by the Depositary (or its agent), and that ownership of a beneficial interest in the Note shall be required to be reflected in a book entry. When Notes are presented to the Note Registrar or a co-Note Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other authorized denominations (including an exchange of Notes for Registered Notes), the Note Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided that no exchanges of Notes for Registered Notes shall occur until a Registration Statement shall have been declared effective by the Commission and that any Notes that are exchanged for Registered Notes shall be cancelled by the Indenture Trustee. To permit registrations of transfers and exchanges in accordance with the terms, conditions and restrictions hereof, the Company shall execute and the Indenture Trustee shall authenticate Notes at the Note Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Notes, but the Company or the Indenture Trustee may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.13 or 9.07).

     SECTION 2.05. Book Entry Provisions for Global Notes. (a) Each Global Note shall be issued in registered form and initially shall (i) be registered in the name of the Depositary for such Global Notes or the nominee of such Depositary, (ii) be delivered to the Indenture Trustee as custodian for such Depositary and,
(iii) except with respect to the Registered Global Note, bear legends as set forth in Section 2.02.

     Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note, as the case may be, held on their behalf by the Depositary, or the Indenture Trustee as its custodian, or under or any Global Note, as the case may be, and the Depositary may be treated by the Company, the Indenture Trustee and any agent of the Company or the Indenture Trustee as the absolute owner of such Global Note, as the case may be, for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Indenture Trustee or any agent of the Company or the Indenture Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Note.

     (b) Transfers of any Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, its successors or their respective nominees. Beneficial interests in any Global Note may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of Section 2.06. In addition, Physical Notes shall be delivered to all beneficial owners in exchange for their beneficial interests in such Global Note, as the case may be, if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note, as the case may be, and a successor depositary is not appointed by the Company within 90 days of such notice or
(ii) a Collateral Access Event has occurred and is continuing and the Noteholders holding at least a majority of the aggregate outstanding principal amount of the Notes have caused the Depositary to make such a request of the Note Registrar.

     (c) Any beneficial interest in one of the Global Notes that is transferred to a person who takes delivery in the form of an interest in the other Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

     (d) In connection with any transfer of a beneficial interest in the U.S. Global Note to a transferee receiving U.S. Physical Notes pursuant to paragraph (b) of this Section, the Note Registrar shall reflect on its books and records the date and a decrease in the principal amount of such U.S. Global Note in an amount equal to the principal amount of the beneficial interest in such U.S. Global Note to be transferred, and the Company shall execute, and the Indenture Trustee shall authenticate and deliver, one or more U.S. Physical Notes of like tenor and amount.

     (e) In connection with the transfer of the entire U.S. Global Note, Offshore Global Note or Registered Global Note to beneficial owners pursuant to paragraph (b) of this Section, such U.S. Global Note, Offshore Global Note or Registered Global Note, as the case may be, shall be deemed to be surrendered to the Indenture Trustee for cancellation, and the Company shall execute, and the Indenture Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such U.S. Global Note, Offshore Global Note or Registered Global Note, as the case may be, an equal aggregate principal amount of U.S. Physical Notes, Offshore Physical Notes or Registered Physical Notes, as the case may be, of authorized denominations.

     (f) Any U.S. Physical Note delivered in exchange for an interest in the U.S. Global Note pursuant to paragraph (b) or (d) of this Section shall, except as otherwise provided by paragraph
(f) of Section 2.06, bear the legend regarding transfer restrictions applicable to a U.S. Physical Note set forth in
Section 2.02.

     (g) Any Offshore Physical Note delivered in exchange for an interest in an Offshore Global Note pursuant to paragraph (b) of this Section shall, except as otherwise provided by paragraph (f) of Section 2.06, bear the legends regarding transfer restrictions set forth in Section 2.02(a).

     (h) The registered holder of any Offshore Global Note may grant proxies and otherwise authorize any person, including Agent
Members and persons that may hold interests through Agent
Members, to take any action which a Noteholder is entitled to take under this Indenture or the Notes.

     SECTION 2.06 Special Transfer Provisions. (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Note (other than a Class A Registered
Note) to any Institutional Accredited Investor which is not a QIB (excluding transfers to or by Non-U.S. Persons):

          (i) The Note Registrar shall register the transfer of any Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is at least three years after the later of the original issue date of the Notes and the last date on which such Note was held by the Company or any affiliate of the Company or (y) the proposed transferee has delivered to the Note Registrar a certificate substantially in the form of Exhibit E hereto and the aggregate principal amount of the Notes being transferred is at least $100,000.

          (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Note, upon receipt by the Note Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Note Registrar's procedures, the Note Registrar shall reflect on its books and records the date and a decrease in the principal amount of such U.S. Global Note in an amount equal to the principal amount of the beneficial interest in such U.S. Global Note to be transferred, and the Company shall execute, and the Indenture Trustee shall authenticate and deliver, one or more U.S. Physical Notes of like tenor and amount.

          (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Note (other than a Class A Registered Note) to a QIB
(excluding transfers to or by Non-U.S. Persons):

          (i) If the Note to be transferred consists of U.S. Physical Notes or an interest in any Temporary Offshore Global Note, except if exchanged for a Class A Registered
     Note in the Exchange Offer, the Note Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Note Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Note Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

          (ii) If the proposed transferee is an Agent Member, and the Note to be transferred consists of U.S. Physical Notes or an interest in the Temporary Offshore Global Note, upon receipt by the Note Registrar of the documents referred to in clause (i) and instructions given in accordance with the Depositary's and the Note Registrar's procedures, the Note Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Note in an amount equal to the principal amount of such U.S. Physical Notes or the interest in such Temporary Offshore Global Note, as the case may be, to be transferred, and the Indenture Trustee shall cancel such Physical Notes or decrease the amount of such Temporary Offshore Global Note so transferred.

          (c)  Transfers of Interests in the Temporary Offshore
Global Note. The following provisions shall apply with respect to registration of any proposed transfer of interests in the Temporary Offshore Global Note:

          (i) The Note Registrar shall register the transfer of any such Note (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Note Registrar a certificate substantially in the form of Exhibit F hereto or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of such Note stating, or has otherwise advised the Company and such Note Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Note Registrar in writing, that it is purchasing such Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

          (ii) If the proposed transferee is an Agent Member, upon receipt by the Note Registrar of the documents referred to in clause (i)(y) above and instructions given in accordance with the Depositary's and the Note Registrar's procedures, the Note Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Note in an amount equal to the principal amount of the Temporary Offshore Global Note to be transferred, and the Indenture Trustee shall decrease the amount of the Temporary Offshore Global Note.

          (d)  Transfers of Interests in the Permanent Offshore
Global Note, Offshore Physical Notes and Registered Class A Note.
With respect to any transfer of interests in any Permanent
Offshore Global Note, Offshore Physical Notes or Class A
Registered Note, the Note Registrar shall register such transfer without requiring any additional certification.

          (e) Transfers to Non-U.S. Persons at any Time. The following provisions shall apply with respect to any transfer of a Note (other than a Class A Registered Note) to a Non-U.S.
Person:

          (i) Prior to March 27, 1996, the Note Registrar shall register any proposed transfer of a Note to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit F hereto from the proposed transferor.

          (ii) On and after March 27, 1996, the Note Registrar shall register any proposed transfer to any Non-U.S. Person if such Note to be transferred is a U.S. Physical Note or an interest in the U.S. Global Note, upon receipt of a certificate substantially in the form of Exhibit F from the proposed transferor.

          (iii) (a) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Note, upon receipt by the Note Registrar of (x) the documents, if any, required by paragraph (ii) and (y) instructions in accordance with the Depositary's and the Note Registrar's procedures, the Note Registrar shall reflect on its books and records the date and a decrease in the principal amount of such U.S. Global Note in an amount equal to the principal amount of the beneficial interest in such U.S. Global Note to be transferred, and (b) if the proposed transferee is an Agent Member, upon receipt by the Note Registrar of instructions given in accordance with the Depositary's and the Note Registrar's procedures, the Note Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Note in an amount equal to the principal amount of the U.S. Physical Note or the U.S. Global Note, as the case may be, to be transferred, and the Indenture Trustee shall cancel the Physical Note, if any, so transferred or decrease the amount of such U.S. Global Note.

     (f) Private Placement Legend. Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Note Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Note Registrar shall deliver only Notes that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraph (a)(i)(x) or (e)(ii) of this Section 2.06 exist or
(ii) there is delivered to the Note Registrar an opinion of counsel reasonably satisfactory to the Company and the Note Registrar to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

     (g) General. By its acceptance of any Note bearing the Private Placement Legend, each Noteholder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Note Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture. In connection with any transfer of Notes (other than Class A Registered Notes), each Noteholder agrees by its acceptance of the Notes to furnish the Note Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Note Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

     The Note Registrar shall retain copies of all letters, notices and other written communications received pursuant to
Section 2.05 or this Section 2.06. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Note Registrar.

     SECTION 2.07. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Company and the Indenture Trustee harmless, then, in the absence of notice to the Company, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of
Section 8-405 of the Uniform Commercial Code are met, the Company shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Company may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Company and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Company or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section, the Company may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

     Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.08. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Company, the Indenture Trustee and any agent of the Company or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Indenture Trustee nor any agent of the Company or the Indenture Trustee shall be affected by notice to the contrary.

     SECTION 2.09. Payment of Principal and Interest. (a) The Company shall make principal payments in respect of the Notes on each Payment Date as set forth on Exhibit C. The Company shall unconditionally pay in full any outstanding principal of the Notes (including the Note Principal Carryover Amount), and accrued but unpaid interest thereon (including the Note Interest Carryover Amount), on the Maturity Date.

     (b) The Notes shall accrue interest at the Stated Interest Rate on the principal amount thereof remaining unpaid from time to time from and including the date of issuance to be excluding the date of payment. Interest will be calculated on the basis of a 360-day year of twelve 30-day months and shall be paid on each Payment Date to the Person in whose name such Note (or one or more predecessor Notes) is registered on the Record Date, by wire transfer in immediately available funds to the account designated by such person, with respect to Notes registered on the Record Date in the name of the nominee of the Depositary (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee. The funds represented by any such checks returned undelivered shall be held in accordance with Section
4.03. The final installment of principal of each Note will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

     (c) If a principal installment of the Notes expected to be paid on any Payment Date (and the Note Principal Carryover Amount for such Payment Date) is not paid in full on such Payment Date, such unpaid principal amount shall be payable (together with interest thereon) on or prior to the immediately following Payment Date. If interest accrued on the Notes during the period commencing on the immediately preceding Payment Date and ending on any Payment Date (and the Note Interest Carryover Amount for such Payment Date) is not paid in full on such Payment Date, such unpaid amount (but without any interest on such amount) shall be payable on or prior to the immediately following Payment Date.

     (d) Payments made by the Company pursuant to Section 2.09(a) and (b) shall be applied in the following order of priority: (i) to pay the Note Interest Carryover Amount on the Notes, (ii) to pay accrued and unpaid interest (other than the Note Interest Carryover Amount) on the Notes, (iii) to pay the Note Principal Carryover Amount of the Notes and (iv) to pay any other principal amounts owing on the Notes. All payments on the Notes shall be made pro rata to the Noteholders entitled thereto based upon the outstanding principal amount of the Notes held by such Noteholder.

     (e) If any sum payable under the Notes or under this Indenture falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day without additional interest as a result of such extension.

     (f) The principal, interest and premium, if any, in respect of each Note will be payable by the Company in U.S. dollars in immediately available funds at the principal corporate trust administration office of the Collateral Agent.

     SECTION 2.10. Revision of Expected Principal Amounts and Payment Dates. In the event that the Notes are redeemed in part pursuant to Section 3.01, the amounts of principal expected to be paid on any Payment Date for the Notes subsequent to the date of such redemption will be revised as follows: the amount of principal expected to be paid on each such subsequent Payment Date for the Notes shall be equal to the difference of (x) the amount of principal due on such Payment Date prior to such revision minus (y) the amount equal to the product of (I) the amount of principal due on such Payment Date prior to such revision and (II) a fraction, the numerator of which is the amount of principal paid on the Notes in connection with such redemption, and the denominator of which is the aggregate principal amount of such Notes prior to such redemption.

     Exhibit C hereto will be revised as contemplated above and, as so revised, will be binding on the parties hereto and the Noteholders and be controlling for all purposes of this Indenture and the Notes. The Company shall cause the Indenture Trustee to prepare a new schedule of expected principal payments and the Payment Dates therefor for the Notes within 10 Business Days after the partial redemption of the Notes and deliver a copy of such schedule to each Noteholder pursuant to Section 11.05. If the Notes, the Class B Notes and the Class C Notes have been redeemed at the option of the Company prior to any revision of the expected principal payment schedule described above, such schedule for the Class B Notes and the Class C Notes will be revised as if such redemption had not occurred. If any of the Notes, the Class B Notes or the Class C Notes have been redeemed in part at the option of the Company, each succeeding principal payment of such Class will be ratably reduced.

     SECTION 2.11. Liquidity Facility Distribution. Each payment received by the Indenture Trustee pursuant to Section 3.6(a) or (f) of the Collateral Agreement shall be promptly applied by the Indenture Trustee to accrued interest due and payable on the Notes at the Stated Interest Rate and if the amount received shall be insufficient to pay all such amounts due and payable in full, such amount received shall be distributed pro rata among the Notes, without priority of any Note over any other, based upon the amount of such accrued interest due and payable on each Note. The Indenture Trustee and each Noteholder acknowledge and agree that they shall have no right or interest in any payment received by the Class B Indenture Trustee or the Class C Indenture Trustee pursuant to Section 3.6(a) or (f) of the Collateral Agreement.

     SECTION 2.12. Registrar and Paying Agent. The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the "Note Registrar"), an office or agency where Notes may be presented for payment (the "Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served, which shall be, except in case of the original Indenture Trustee, in the Borough of Manhattan, The City of New York. The Company shall cause the Note Registrar to keep a register of the Notes and of their transfer and exchange (the "Note Register"). The Company may have one or more co-Note Registrars and one or more additional Paying Agents.

     The Company shall enter into an appropriate agency agreement with any agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall give prompt written notice to the Indenture Trustee of the name and address of any such agent and any change in the address of such agent. If the Company fails to maintain a Note Registrar, Paying Agent and/or agent for service of notices and demands, the Indenture Trustee shall act as such Note Registrar, Paying Agent and/or agent for service of notices and demands for so long as such failure shall continue. The Company may remove any agent upon written notice to such agent and the Indenture Trustee; provided that no such removal shall become effective until (i) the acceptance of an appointment by a successor agent to such agent as evidenced by an appropriate agency agreement entered into by the Company and such successor agent and delivered to the Indenture Trustee or (ii) notification to the Indenture Trustee that the Indenture Trustee shall serve as such agent until the appointment of a successor agent in accordance with clause (i) of this proviso. The Company or any

Affiliate of the Company may act as Paying Agent, Note Registrar or co-Note Registrar, and/or agent for service of notice and demands; provided, however, that neither the Company nor any Affiliate of the Company shall act as Paying Agent in connection with the defeasance of the Notes or the discharge of this Indenture under Article V.

     The Company initially appoints the Indenture Trustee as Note Registrar, Paying Agent, authenticating agent and agent for service of notice and demands. If, at any time, the Indenture Trustee is not the Note Registrar, the Note Registrar shall make available to the Indenture Trustee on or before each Payment Date and at such other times as the Indenture Trustee may reasonably request, the names and addresses of the Noteholders as they appear in the Note Register.

     SECTION 2.13. Temporary Notes. Until definitive Notes are ready for delivery, the Company may prepare and the Indenture Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officers executing the temporary Notes, as evidenced by their execution of such temporary Notes. If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 4.02, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall be entitled to the same benefits under this Indenture as definitive Notes.

     SECTION 2.14. Cancellation. The Company at any time may deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Indenture Trustee for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold. The Note Registrar and the Paying Agent shall forward to the Indenture Trustee any Notes surrendered to them for transfer, exchange or payment. The Indenture Trustee shall cancel all Notes surrendered for transfer, exchange, payment or cancellation and shall dispose of them in accordance with its normal procedure or the written instructions of the Company; provided, however, the Indenture Trustee shall not be required to destroy such Notes. The Company may not issue new Notes to replace Notes it has paid in full or delivered to the Indenture Trustee for cancellation.

     SECTION 2.15. CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" and "CINS" numbers (if then generally in use), and the Indenture Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of redemption or exchange as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on such Notes or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on such Notes.

     SECTION 2.16. Purchase Upon Acceleration. By acceptance of its Note, each Noteholder agrees that at any time after any Acceleration of the Notes, the Class B Notes or the Class C Notes which has not been rescinded or withdrawn,

          (i) each Class B Noteholder shall have the right to purchase all, but not less than all, of the Notes upon fifteen days written notice to the Indenture Trustee and each other Class B Noteholder, provided that (A) if prior to the end of such fifteen day period any other Class B Noteholder notifies such purchasing Class B Noteholder that such other Class B Noteholder wants to participate in such purchase, then such other Class B Noteholder may join with the purchasing Class B Noteholder to purchase all, but not less than all, of the Notes pro rata based on the outstanding principal amount of the Class B Notes held by each such Class B Noteholder and (B) if prior to the end of such fifteen day period any other Class B Noteholder fails to notify the purchasing Class B Noteholder of such other Class B Noteholder's desire to participate in such a purchase, then such other Class B Noteholder shall lose its right to purchase the Notes pursuant to this Section 2.16; and

          (ii) each Class C Noteholder shall have the right (which shall not expire upon any purchase of the Notes pursuant to clause (i) of this Section 2.16) to purchase all, but not less than all, of the Notes and the Class B Notes upon fifteen days written notice to the Indenture Trustee, the Class B Indenture Trustee and each other Class C Noteholder, provided that (A) if prior to the end of such fifteen day period any other Class C Noteholder notifies such purchasing Class C Noteholder that such other Class C Noteholder wants to participate in such purchase, then such other Class C Noteholder may join with the purchasing Class C Noteholder to purchase all, but not less than all, of the Notes and the Class B Notes pro rata based on the outstanding principal amount of the Class C Notes held by each such Class C Noteholder and (B) if prior to the end of such fifteen day period any other Class C Noteholder fails to notify the purchasing Class C Noteholder of such other Class C Noteholder's desire to participate in such a purchase, then such other Class C Noteholder shall lose its right to purchase the Notes and the Class B Notes pursuant to this Section 2.16.

     The purchase price with respect to the Notes shall be equal to the aggregate unpaid principal amount of all Notes then Outstanding, together with accrued and unpaid interest thereon to the date of payment without any Make Whole Premium and all other sums then due and payable to the Noteholders under this Indenture and the other Basic Documents or on or in respect of its Notes; provided, however, that no such purchase of Notes shall be effective unless the purchaser shall certify to the Indenture Trustee that contemporaneously with such purchase, such purchaser is purchasing, pursuant to the terms of each Applicable Indenture, the Outstanding Notes, Class B Notes and Class C Notes which are senior to the securities held by such purchaser. Each payment of the purchase price of the Notes referred to in the first sentence hereof shall be made to an account or accounts designated by the Indenture Trustee and each such purchase shall be subject to the terms of this Section 2.16. Each Noteholder agrees by its acceptance of its Note that it will, subject to
Section 2.04 hereof, upon payment from such Class B Noteholder(s) or Class C Noteholders(s), as the case may be, of the purchase price set forth in the first sentence of this paragraph, forthwith sell, assign, transfer and convey to the purchaser thereof (without recourse, representation or warranty of any kind except for its own acts), all of the right, title and interest of such Noteholder in, the Indenture, the other Basic Documents and all Notes held by such Noteholder (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable as respects any action or inaction or state of affairs occurring prior to such sale) and the purchaser shall assume all of such Noteholder's obligations under this Indenture and the other Basic Documents. The Notes will be deemed to be purchased on the date payment of the purchase price is made notwithstanding the failure of the Noteholders to deliver any

Notes (whether in the form of Physical Notes or beneficial interests in Global Notes) and, upon such a purchase (i) the only rights of the Noteholders will be to deliver the Notes to the purchaser and receive the purchase price for such Notes and (ii) if the purchaser shall so request, such Noteholder will comply with all the provisions of Section 2.04 hereof to enable new Notes to be issued to the purchaser in such denominations as it shall request. All charges and expenses in connection with the issuance of any such new Notes shall be borne by the purchaser thereof.

     SECTION 2.17. Other Provisions Regarding Payment. By acceptance of its Note, each Noteholder agrees that in the event such Noteholder shall receive any payment or distribution (whether in cash, securities or other property) on or in respect of any obligation which it is not entitled to receive hereunder or under the Collateral Agreement, it shall hold any amount so received in trust for the benefit of any Person having a higher priority of distribution pursuant to Section 2.5, 3.2 or 3.3 of the Collateral Agreement and shall promptly remit such payment or distribution to the Collateral Agent for application as provided in the Collateral Agreement.


                           ARTICLE II

                           REDEMPTION

     SECTION 3.01. Redemptions. (a) The Notes shall be mandatorily redeemed in whole or ratably in part at the Redemption Price, together with accrued interest thereon to the Redemption Date, but without any Make Whole Premium, upon the occurrence of an Event of Loss with respect to an Aircraft, not later than 165 days after the occurrence of such Event of Loss, if no Collateral Access Event has occurred and is continuing, and the Company elects not to exercise its rights under Section 4.5 of the Collateral Agreement to provide a Replacement Aircraft. The principal amount of each Note to be redeemed pursuant to this
Section 3.01(a) will be equal to the Pro Rata Amount multiplied by a fraction (i) the numerator of which will be equal to the aggregate outstanding principal amount of such Note and (ii) the denominator of which will be equal to the sum of the aggregate outstanding principal amount of all of the Notes, the Class B Notes and the Class C Notes.

     (b) So long as no Event of Loss has occurred with respect to any Aircraft as to which the Company has not, as of the applicable Redemption Date, complied with Section 4.5(a) of the Collateral Agreement, the Company may redeem the Notes in whole or in part at the Redemption Price for such Notes together with accrued interest thereon until the Redemption Date, plus the Make
 .Whole Premium (if any) for such Notes.

     (c) All amounts paid in connection with any redemption of Notes (whether pursuant to this Section 3.01(a) or Section
3.01(b)) shall be applied to each Note pro rata in accordance with the then outstanding principal amount thereof.

     SECTION 3.02. Notice of Redemption. (a) If the Notes are to be redeemed pursuant to Section 3.01(b), the Company shall notify the Collateral Agent and the Indenture Trustee in writing of the Redemption Date in an Officer's Certificate at least 30 days before the Redemption Date (unless a shorter period shall be satisfactory to the Indenture Trustee).

     (b) The Indenture Trustee shall mail a notice of redemption (whether pursuant to Section 3.01(a) or 3.01(b)) by first class mail to each Noteholder at least 15 days before the Redemption Date promptly after the Indenture Trustee shall have received the Written Notice from the Collateral Agent delivered pursuant to
Section 2.5(a)(i) or 2.5(b) of the Collateral Agreement.

     The notice shall state:

          (i) the Redemption Date (which, in the case of a redemption pursuant to Section 3.01(a), shall be determined pursuant to Section 2.5(a)(i) of the Collateral Agreement and, in the case of a redemption pursuant to Section 3.01(b), shall be specified in the notice to the Indenture Trustee given under subsection (a) above and the Written Notice to the Collateral Agent given pursuant to Section 2.5(b) of the Collateral Agreement) and the Record Date therefor;

          (ii) the Redemption Price for each $1,000 initial principal amount of Notes;

          (iii) the reason for the redemption; and

          (iv) that, unless the Company defaults in making the redemption payment, interest on the portion of the principal amount of each Note to be redeemed will cease to accrue on and after the Redemption Date and the only remaining right of the Noteholders with respect to such portion is to receive payment of the Redemption Price plus accrued interest to the Redemption Date and, in the case of a redemption pursuant to Section 3.01(b), the Make Whole Premium.

     SECTION 3.04. Effect of Notice of Redemption. Once notice of redemption is mailed, the portion of the principal amount of each Note called for redemption will become due and payable on the Redemption Date and at the Redemption Price, plus accrued interest to the Redemption Date and, in the case of a redemption pursuant to Section 3.01(b), the Make Whole Premium.

     Notice of redemption shall be deemed to be given when mailed, whether or not the Noteholder receives the notice. In any event, failure to give such notice, or any defect therein, shall not affect the validity of the proceedings for the redemption of Notes held by Noteholders to whom such notice was properly given.

     SECTION 3.04. Payment of Redemption Price. The Redemption Price together with accrued interest thereon and the Make Whole Premium (if any) shall be distributed by the Collateral Agent to the Indenture Trustee on the Redemption Date pursuant to Section 2.5(a)(ii) or (iii) or Section 2.5(b) of the Collateral Agreement, as the case may be. Any amounts received by the Indenture Trustee shall be applied in the following order of priority: (i) to pay interest accrued to the Redemption Date on the portion of the principal amount of each Note to be redeemed,
(ii) to pay the Redemption Price and (iii) to pay the Make Whole
Premium (if any).


                           ARTICLE IV

                           COVENANTS

     SECTION 4.01. Payment of Principal and Interest. The Company will duly and punctually pay the principal of and interest or premium, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest, premium (if any) and/or principal shall be considered as having been paid by the Company to such Noteholder for all purposes of this Indenture. The unpaid principal of each Note, together with interest accrued thereon, shall be due and payable in full on the Maturity Date.

     SECTION 4.02. Maintenance of Office or Agency. The Company will maintain, except in the case of Wilmington Trust Company, in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company hereby initially appoints Wilmington Trust Company to serve as its agent for the foregoing purposes. The Company will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     SECTION 4.03. Money for Payments to Be Held in Trust. The Company will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (i) hold all sums held by it for the payment of the principal of and Make Whole Premium, if any, and interest and all other amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto and the Indenture Trustee until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee notice of any default by the Company in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Company Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust, and the Indenture Trustee or such Paying Agent, as the case may be, shall give prompt notice of such occurrence to the Company and shall release such money to the Company on Company Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof (but only to the extent of the amounts so paid to the Company), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company. The Indenture Trustee may also adopt and employ, at the expense of the Company, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

     SECTION 4.04.  Reports by the Company.  The Company shall:

     (a) file with the Indenture Trustee, within 30 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to section 13 or section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Indenture Trustee and the SEC, in accordance with rules and regulations prescribed by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

     (b) file with the Indenture Trustee, within 60 days after the end of each of the first three fiscal quarters in each fiscal year of the Company, unaudited consolidated balance sheets of the Company and its subsidiaries (if any) as of the end of such quarter and related consolidated statements of income, shareholder's equity and cash flows of the Company and its subsidiaries (if any) for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, provided that so long as the Company is subject to the reporting provisions of the Exchange Act, a copy of the Company's quarterly report on Form 10-Q will satisfy this requirement;

     (c) file with the Indenture Trustee and the SEC, in accordance with the rules and regulations prescribed by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Agreement, as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 11.02;

     (d) transmit to all Noteholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 4.04 as may be required by rules and regulations prescribed by the SEC;

     (e) furnish to the Indenture Trustee, not less often than annually, a brief certificate from its principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture (it being understood that for purposes of this paragraph (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture); and

     (f)  furnish to the Indenture Trustee:

          (1) promptly after the execution and delivery of each Collateral Agreement Supplement, an Opinion of Counsel either stating that in the opinion of such counsel such Collateral Agreement Supplement has been properly recorded and filed so as to make effective the Lien intended to be created thereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Lien effective; and

          (2) at least annually after the execution and delivery of this Indenture, an Opinion of Counsel either stating that in the opinion of such counsel such action with respect to the recording, filing, re-recording, and refiling of the Collateral Agreement, each the Collateral Agreement Supplement entered into hereunder and any other instrument, and all other action has been taken as is necessary to maintain the Lien of this Indenture, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Lien.

     The Indenture Trustee shall promptly remit to the Noteholders and the Liquidity Providers a copy of any report, document or other information delivered to the Indenture Trustee by the Company pursuant to this Section 4.04.

                           ARTICLE V.

                   SATISFACTION AND DISCHARGE

     SECTION 5.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest and Make Whole Premium (if any) thereon, (iv) Section 4.03, (v) the rights and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 7.08), (vi) the obligations of the Indenture Trustee under Section 5.02 and (vii) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

     (A)  either

          (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in
     Section 2.07 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 4.03) have been delivered to the Indenture Trustee for cancellation; or

          (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

               (i)   have become due and payable,

               (ii) will become due and payable in full at the Final Scheduled Payment Date within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation as of such day of discharge or when due on the Final Scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption in whole pursuant to Article III), as the case may be;

          (B) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (C) the Company has delivered to the Indenture Trustee an Officers' Certificate, an Opinion of Counsel and a certificate from a firm of certified public accountants, and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     SECTION 5.02. Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 5.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Collateral Agreement or required by law.

     SECTION 5.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Company, be paid to the Indenture Trustee to be held and applied according to Section 4.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                           ARTICLE VI.

                            REMEDIES

     SECTION 6.01. Collateral Access Events. "Collateral Access Event", wherever used herein, means any one of the following events (whatever the reason for such Collateral Access Event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and any such Collateral Access Event referred to in clause (i) below to the extent relating to the failure of the Company to pay (A) the outstanding principal amount of Notes on the Maturity Date or (B) any interest due on any Note on a Payment Date (unless the Collateral Agent shall have made an Interest Advance under Section 3.6(a) of the Collateral Agreement and distributed such funds to the Applicable Indenture Trustee pursuant to Section 3.6(b) of the Collateral Agreement) shall constitute an "Event of Default":

          (i) The Company shall fail to make any payment when due of principal or premium, if any, or interest on, any Note, and such failure shall continue unremedied for a period of 15 days;

          (ii) The Company shall fail to procure and maintain property or liability insurance with respect to the Collateral complying with the provisions of Section 4.6 of the Collateral Agreement or such insurance shall be canceled or lapse; provided that such lapse or cancellation shall not constitute a Collateral Access Event until the earlier of
     (i) 30 days after receipt by the Collateral Agent of written notice of such lapse or cancellation or (ii) the date that such lapse or cancellation is effective as to the Collateral Agent;

          (iii) The Company shall operate an Aircraft after having received notice that the insurance required by
     Section 4.6 of the Collateral Agreement lapsed or has been canceled;

          (iv) The Company shall fail to observe or perform any of its covenants or obligations in the Collateral Agreement, and such failure shall continue for a period of 30 days after delivery of notice of such failure from the Indenture Trustee to the Company or from the Noteholders of at least 25% of the Outstanding Amount of the Notes, unless such failure is curable and the Company shall, after the delivery of such notice, then be diligently proceeding to correct such failure and shall in fact correct such failure within 180 days after delivery of such notice;

          (v) Any representation or warranty made by the Company or in any of the Basic Documents or in any document or certificate furnished to the Indenture Trustee or any Noteholder in connection herewith or therewith or pursuant hereto or thereto, shall prove to have been incorrect in any material respect when made and shall remain material at the time in question and shall not be remedied within 30 days after notice thereof has been given to the Company by the Indenture Trustee or from the Noteholders of at least 25% of the Outstanding Amount of the Notes;

          (vi) The Company shall consent to the appointment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property or the Company shall admit in writing its inability to pay its debts generally as they come due (as provided in 11
     U.S.C. Section 303(h)(1)), or shall make a general assignment for the benefit of its creditors, or the Company shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under the Federal bankruptcy laws, as now or hereafter constituted or any other applicable Federal or state bankruptcy, insolvency or other similar law, or shall consent to the entry or order for relief in an involuntary case under any such law or the Company shall file an answer admitting the material allegations of a petition filed against it in any such proceeding, or shall otherwise seek relief under the provisions of any now existing or future Federal or state bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors;

          (vii) An order, judgment or decree shall be entered in any proceedings by any court of competent jurisdiction appointing, without the consent of the Company, a receiver, trustee or liquidator of the Company or of any substantial part of its property, or any substantial part of the property of the Company shall be sequestered, and any such order, judgment, decree, appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof;

          (viii) petition against the Company in a proceeding under the Federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or, under the provisions of any law providing for reorganization or winding up of corporations which may apply to the Company, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Company of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days;

          (ix) the Class A Liquidity Facility shall cease to be in full force and effect and the amount to be drawn thereon has not been reduced to zero or the funds, if any, on deposit in the Class A Cash Collateral Account shall have become subject to any writ, judgment, warrant of attachment, execution or similar process which shall not have been stayed, vacated, discharged or dismissed within 30 days from the entry thereof;

          (x)  a Collateral Access Event under any other
     Indenture shall have occurred and be continuing.

provided that, notwithstanding anything to the contrary in this Indenture, any failure of the Company to perform or observe any covenant, condition or agreement therein shall not constitute a Collateral Access Event under clause (vi) above if such failure is caused solely by reason of an event referred to in the definition of "Event of Loss" so long as the Company, is continuing to comply with the applicable terms of Section 4.5 of the Collateral Agreement.

     SECTION 6.02. Acceleration of Maturity; Rescission and Annulment. If a Collateral Access Event occurs as a result of clauses (vi), (vii) or (viii) of Section 6.01, then the unpaid principal of all Notes, together with interest accrued but unpaid thereon and all other amounts due to the Noteholders, will be Accelerated. In addition, if the Class B Notes or the Class C Notes become Accelerated, then the unpaid principal amount of all the Notes, together with interest accrued but unpaid thereon and all other amounts due in respect thereof, will be Accelerated.
If any other Collateral Access Event should occur and be continuing, the Indenture Trustee or holders of a majority in Outstanding Amount of the Notes may Accelerate the principal of the Notes. Such Acceleration may be rescinded by the holders of a majority in principal amount of the Notes then outstanding as set forth below.

     At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article VI provided, the Noteholders of Notes representing a majority of the Outstanding Amount of the Notes, by written notice to the Company and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Company has paid or caused to be paid to the Indenture Trustee a sum sufficient to pay

               (A) all payments of principal of and interest on all Notes and all other amounts that would then be due and payable hereunder or upon such Notes if the Collateral Access Event giving rise to such Acceleration had not occurred; and

               (B)  all sums paid or advanced by the Indenture
          Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture
          Trustee and its agents and counsel; and

          (ii) all Collateral Access Events, other than the nonpayment of the principal of the Notes that has become due solely by such Acceleration, have been cured or waived as provided in Section 6.11.

          No such rescission shall affect any subsequent default or impair any right consequent thereto.

     SECTION 6.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Company shall be liable to the Indenture Trustee for all reasonable legal fees and other reasonable costs and expenses incurred by the Indenture Trustee in connection with any Collateral Access Event on the exercise of remedies hereunder with respect thereto.

          (b) In the event the Indenture Trustee is the Controlling Party, in case the Company shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Company or other obligor upon such Notes and collect in the manner provided by law out of the property of the Company or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

          (c) If a Collateral Access Event occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 6.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (d) In case there shall be pending, relative to the Company or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Company or other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Company, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each Noteholder to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

          (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

          (g)  In any Proceedings brought by the Indenture
Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

          (h) The Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and of the Noteholders allowed in any judicial proceedings relating to the Company, its creditors, or its property.

          (i) Notwithstanding any other provision hereof, if any payment of principal of the Notes shall not be made when and as the same shall become due and payable, or if any payment of interest on the Notes shall not be made when the same shall become due and payable and such failure shall continue for the period prescribed in Section 6.01(a), the Indenture Trustee shall be entitled to recover judgment, in its own name and as trustee of an express trust upon the Notes for the whole amount of such principal or interest, as the case may be, remaining unpaid.

     SECTION 6.04. Remedies; Priorities. (a) If the Notes shall have been Accelerated, the Indenture Trustee shall act as the Controlling Party under the Collateral Agreement unless all amounts owing to the Noteholders have been paid in full, subject to the rights of the Liquidity Providers to become the Controlling Party under certain circumstances set forth in the Collateral Agreement.

          (b) If the Indenture Trustee collects any money or property pursuant to this Article VI, it shall pay out the money or property in accordance with Section 2.09(d).

          The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

     SECTION 6.05. Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, the Collateral
Agreement or any Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Collateral
     Access Event;

          (ii) the Noteholders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Collateral Access Event in its own name as Indenture Trustee hereunder;

          (iii) such Noteholder or Noteholders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Noteholders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or the Collateral Agreement to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture, and shall have no liability to any person for such action or inaction.

     SECTION 6.06. Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the right of any Noteholder to receive payment of the principal of and interest, if any, on the Note held by it on or after the respective due dates thereof expressed in such Notes or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Noteholder.

     SECTION 6.07. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Company, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 6.08. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.09. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Potential Collateral Access Event or Collateral Access Event shall impair any such right or remedy or constitute a waiver of any such Potential Collateral Access Event or Collateral Access Event or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     SECTION 6.10. Control by Noteholders. The Noteholders holding a majority of the Outstanding Amount of the Notes may direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee hereunder with respect to the Notes. However, the Indenture Trustee may refuse to follow any direction that conflicts with law or this Indenture that is unduly prejudicial to the rights of the Noteholders so affected or that would subject the Indenture Trustee to personal liability.

     SECTION 6.11. Waiver of Existing Defaults. The Noteholders of not less than a majority Outstanding Amount of the Notes, by notice to the Indenture Trustee, may waive on behalf of the Noteholders any existing Potential Collateral Access Event or Collateral Access Event and its consequences except (i) a Potential Collateral Access Event or Collateral Access Event in the payment of the principal of or Make Whole Premium, if any, or interest on any Notes or (ii) in respect of a covenant or provision in this Agreement which pursuant to Section 9.01 cannot be amended or modified without the consent of each Noteholder affected thereby.

     Upon any such waiver, such Potential Collateral Access Event shall cease to exist and be deemed to have been cured and not to have occurred, and any Collateral Access arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Potential Collateral Access Event or Collateral Access Event or impair any right consequent thereto.

     The Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and of the Holders allowed in any judicial proceedings relating to any obligor on the Certificates, its creditors, or its property.

     SECTION 6.12. Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of its Notes shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to
(a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     SECTION 6.13. Waiver of Stay or Extension Laws. The Company for itself and all who may claim under it waives, to the extent that it lawfully may, all right to have the property in the Collateral marshalled upon any foreclosure thereof, and agrees that any court having jurisdiction to foreclose the Collateral Agreement may order the sale of the Collateral as an entirety.

     If any law referred to in this Section 6.13 and now in force, of which the Company or its successors might take advantage despite this Section 6.13, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the application of this Section 6.13.

     SECTION 6.14. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither any rights or remedies of the Indenture Trustee nor the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Company or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Company. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 2.09(d).


                            ARTICLE VII.

                       THE INDENTURE TRUSTEE

     SECTION 7.01. Duties of Indenture Trustee. (a) If a Collateral Access Event has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Collateral Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)  Except during the continuance of a Collateral Access
Event:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible
     Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.10 or otherwise from Noteholders under the Indenture.

     (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a),
(b) and (c) of this Section.

     (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Company.

     (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Collateral Agreement.

     (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against such loss, liability or expense is not reasonably assured to it.

     (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this
Section 7.01.

     SECTION 7.02. Directions to Collateral Agent. The Indenture Trustee may, and upon the request of a Majority in Interest of the Noteholders shall, take such actions (including the giving of direction or notice) as are permitted or required to be taken by the Indenture Trustee under the Collateral Agreement including, but not limited to, the following:

          (i)   sending notice of a Collateral Access Event
     (which, if required by the Collateral Agreement, shall specify the applicable section of the Indenture under which any such event arises);

          (ii)  sending a Notice of Acceleration pursuant to
     Section 4.2(a) of the Collateral Agreement;

          (iii) when the Indenture Trustee is the Controlling
     Party pursuant to the terms of the Collateral Agreement directing the Collateral Agent in the exercise of remedies under the Collateral Agreement; and

          (iv)  removing the Collateral Agent pursuant to Section
     9.2 of the Collateral Agreement;

provided, however, that without the consent of each Noteholder, the Indenture Trustee will not take any action which, pursuant to
Section 9.01 hereof, expressly requires the consent of each Noteholder affected thereby.

     SECTION 7.03. Rights of Indenture Trustee. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

          (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (d) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

          (e) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute wilful misconduct, negligence or bad faith.

          (f) The Indenture Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (g) The Indenture Trustee shall not be responsible for ascertaining whether any transfer pursuant to Sections 2.04, 2.05 or 2.06 complies with securities or blue sky laws, including, without limitation, the Securities Act of 1933, as amended; provided, however, that to the extent the Indenture Trustee is to receive a certificate with respect to a transfer pursuant to Sections 2.04, 2.05 or 2.06, the form of which is attached hereto, the Indenture Trustee shall be responsible for ensuring that such certificate meets the requirements for such as set forth in this Indenture.

     SECTION 7.04. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with
Section 7.12.

     SECTION 7.05. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be (i) responsible for and makes no representation as to the validity or adequacy of the Collateral, this Indenture or the Notes, (ii) accountable for the Company's use of the proceeds from the Notes and (iii) responsible for any statement of the Company in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     SECTION 7.06. Notice of Collateral Access Events. If a Collateral Access Event occurs and is continuing and if it is actually known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall (i) promptly send written notice thereof to the Company and (ii) within 90 days after it occurs, mail to each Noteholder, the Collateral Agent and each Liquidity Provider, in the manner and to the extent provided in Section 11.06, notice of all such Collateral Access Events which are not cured. Except in the case of a default in the payment of the principal of, Make Whole Premium, if any, or interest on, the Notes, the Indenture Trustee shall be protected in withholding the notice required under clause (ii) above (except from a Liquidity Provider) if and so long as the executive committee or trust committee of directors of the Indenture Trustee and/or Responsible Officers thereof in good faith determines that withholding such notice is in the interest of the Noteholders.
In addition, if on any day when the Indenture Trustee is required to make any payment on or in respect of the Notes of the character described in Section 6.01(i) and on such day does not or is unable to make the full amount of such payment, the Indenture Trustee shall on the next following Business Day give notice thereof to the Company.

     SECTION 7.07. Reports by Indenture Trustee to Holders. Within 60 days after May 15 of each year commencing with the year 1996, so long as any Notes are Outstanding under this Agreement, the Indenture Trustee shall transmit to the Holders as provided in Section 313(c) of the Trust Indenture Act a brief report dated as of such May 15 if required by Section 313(a) of the Trust Indenture Act.

     SECTION 7.08. Compensation and Indemnity. The Company shall pay to the Indenture Trustee from time to time such compensation for its services as shall be separately agreed to by the Company and the Indenture Trustee. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Company shall indemnify the Indenture Trustee in its trust and individual capacities against any and all loss, damage, claim, tax (excluding any taxes imposed on the compensation received by the Indenture Trustee for its services hereunder), liability or expense (including the fees and expenses of counsel) of any kind and nature whatsoever incurred by it in connection with the acceptance and administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Indenture Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own wilful misconduct, negligence or bad faith.

     The Company's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Collateral Access Event specified in Section 6.01(vi), (vii) or (viii), the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

     SECTION 7.09. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 7.09. The Indenture Trustee may resign at any time by giving at least 30 days prior written notice to the Company, the Collateral Agent and each Liquidity Provider. The Noteholders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Company shall remove the Indenture Trustee if:

          (i) the Indenture Trustee is adjudged a bankrupt or insolvent;

          (ii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

          (iii) the Indenture Trustee otherwise becomes incapable of acting.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Company shall promptly appoint a successor Indenture Trustee.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Company. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders, the Collateral Agent and each Liquidity Provider. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Company or the Noteholders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Company's obligations under Section
7.08 shall continue for the benefit of the retiring Indenture
Trustee.

     SECTION 7.10. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

     In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     SECTION 7.11. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons reasonably acceptable to the Company to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 7.12 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 7.09 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 7.12. Trustee Eligibility. This Indenture shall at all times have an Indenture Trustee which shall be eligible to act as Trustee under Section 310(a) of the Trust Indenture Act and (i) shall have a combined capital and surplus of at least $75,000,000 or (ii) shall have a combined capital and surplus in excess of $5,000,000 and its obligations, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any State or Territory thereof or of the District of Columbia and having a combined capital and surplus of at least $75,000,000. If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of Federal, State, Territorial, or District of Columbia supervising or examining authority, then for the purposes of this Section 7.12, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this
Section 7.12, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 7.09.

     SECTION 7.13. Information to Collateral Agent. The Indenture Trustee shall promptly, and in no event later than the dates and times specified in Section 3.1 of the Collateral Agreement, deliver to the Collateral Agent the information required pursuant to such Section 3.1 in connection with the payment of any amounts provided for therein.


                           ARTICLE VIII.

                  NOTEHOLDERS' LISTS AND REPORTS

     SECTION 8.01. Company to Furnish Indenture Trustee Names and Addresses of Noteholders. The Company will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     SECTION 8.02. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the most recent list available to it of the names and addresses of the Noteholders, which list shall be available to the Company for inspection. If the Indenture Trustee is not the Registrar, the Registrar shall furnish (and the Company shall cause the Registrar to furnish) to the Indenture Trustee semi-annually on or before each Payment Date, and at such other times as the Indenture Trustee may request in writing, a list, in such form and as of such date as the Indenture Trustee may reasonably require, containing all the information in the possession or control of the Registrar as to the names and addresses of the Noteholders.

     SECTION 8.03. Any Noteholder (who has owned a Note for at least six months) may, by written request to the Indenture Trustee, obtain access to the list of all Noteholders from the Indenture Trustee for the purpose of communicating with such Noteholders with respect to their rights under the Indenture or the Notes. The Indenture Trustee may elect not to afford the requesting Noteholder access to such list if it agrees to mail the desired communication or proxy, on behalf and at the expense of the requesting Noteholder, to all Noteholders of record.


                           ARTICLE IX.

             SUPPLEMENTAL INDENTURES AND AMENDMENTS TO
                THIS INDENTURE AND OTHER DOCUMENTS

     SECTION 9.01. Amendments; Waivers, etc. of Documents; Direction to Collateral Agent. (a) At any time and from time to time, (i) the Company (but only with the written consent of each Liquidity Provider, if required by the terms of the applicable Liquidity Agreement) and the Indenture Trustee (but only with the written consent of a Majority in Interest of the Noteholders) may execute a supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Indenture (including any appendix or schedule hereto) and (ii) the Indenture Trustee (but only with the written consent of a Majority in Interest of the Noteholders) may consent to or execute a written amendment of or supplement to, or waiver or consent under, the Collateral Agreement, the Class B Indenture or the Class C Indenture; provided, however, that, without the consent of each Noteholder and, if required by the terms of the Liquidity Agreement, the Liquidity Provider, no such amendment, supplement, waiver or consent shall

          (A)  modify any of the provisions of Section 6.11, this
     Section 9.01 or the definitions of the terms "Majority in Interest", "Outstanding," or "Outstanding Amount" contained herein or in any other Basic Document,

          (B) reduce the amount or extend the time of payment of any amount owing or payable under any Note (including, without limitation, any principal of any Note expected to be paid on any Payment Date) or increase or reduce the Make Whole Premium or interest payable on any Note or otherwise affect the terms of payment of any Note,

          (C)  modify, amend or supplement the provisions of
     Section 2.5, 3.2, 3.3, 3.6 or 10.1 of the Collateral
     Agreement or

          (D)  make any Note payable in money other than Dollars.

This Section 9.01 shall not apply to any indenture or indentures supplemental hereto to the extent permitted by, and complying with the terms of Section 7.11 or 9.04. Notwithstanding the foregoing, without the consent of each Noteholder, no such amendment, supplement, waiver or modification of the terms of any agreement or document shall expressly permit the creation of any Lien on the Collateral or any part thereof ranking prior to or on a parity with the Lien of the Collateral Agreement, or deprive any Noteholder of the benefit of the Lien of the Collateral Agreement on the Collateral, except as provided in Sections 6.1 and 6.2 of the Collateral Agreement or in connection with the exercise of remedies under Article V of the Collateral Agreement.

          It shall not be necessary for the consent of the Noteholders under this Section 9.01 to approve the particular form of any proposed supplement or amendment to this Indenture, the Collateral Agreement or any Basic Document, but it shall be sufficient if such consent shall approve the substance thereof.

          (b) The Indenture Trustee agrees that, without the consent of affected Class B Noteholders and Class C Noteholders, the provisions of Section 2.16 and this Section 9.01(b) may not be amended, supplemented or modified in a manner that would adversely affect the rights of such Class B Noteholders or Class C Noteholders.

     SECTION 9.02. Trustees Protected. If, in the opinion of the institution acting as the Indenture Trustee hereunder, any document required to be executed pursuant to the terms of Section
9.01 hereof adversely affects any right, duty, immunity or indemnity with respect to it under this Indenture, the Collateral Agreement or the other Basic Documents, the Indenture Trustee in its discretion may decline to execute such document. In executing, or accepting the additional trusts created by any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

     SECTION 9.03.  [Reserved]

     SECTION 9.04. No Noteholder Consent Necessary for Indenture Supplement, etc. The Company and the Indenture Trustee may enter into an indenture or indentures supplemental hereto and agreements supplemental to the Collateral Agreement or the Indenture Trustee may consent to an amendment or supplement to or waiver or consent under, the Class B Indenture or the Class C Indenture for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge any property or assets to the Collateral Agent as security for the Secured Obligations;

          (b) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company, and in the Collateral Agreement, the Notes and the other Basic Documents;

          (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Company and the Indenture Trustee shall consider to be for the protection of the Noteholders, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions a Collateral Access Event permitting the enforcement of all or any of the several remedies provided herein or in the Collateral Agreement; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture or agreement may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of the other defaults) or may provide for an immediate enforcement upon such a Collateral Access Event or may limit the remedies available to the Indenture Trustee or the Collateral Agent upon such a Collateral Access Event or may limit the right of the Noteholders to waive such a Collateral Access Event;

          (d) to surrender any rights or power conferred herein or in the Collateral Agreement upon the Company;

          (e) to cure any ambiguity or to correct or supplement any provision contained herein or in the Collateral
     Agreement, the Class B Indenture, the Class C Indenture or which may be defective or inconsistent with any other provision contained herein or therein;

          (f) to correct or amplify the description of any property at any time subject to the Lien of the Collateral Agreement or better to assure, convey and confirm unto the Collateral Agent any property subject or required to be subject to the Lien of the Collateral Agreement; and

          (g) to amend or supplement any provision contained herein, in the Collateral Agreement, the Class B Indenture, the Class C Indenture or in any supplemental indenture or agreement if such amendment or supplement shall not materially adversely affect the Noteholders or shall confer benefits upon the Noteholders.

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be contained therein and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder or under the Collateral Agreement, but the Indenture Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise, whether in its trust or individual capacity.

     Any supplemental indenture or supplemental agreement under this Section 9.04 may be executed without the consent of the Noteholders, notwithstanding any of the provisions of Section
9.01.

     Promptly after the execution by the Company and the Indenture Trustee of any supplemental indenture or supplemental agreement pursuant to this Section 9.04, the Indenture Trustee shall mail a notice thereof by first-class mail to each Liquidity Provider at its address as provided herein and to the Noteholders at their addresses as they shall appear on the Note Register of the Note Registrar, setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 9.05. Payment for Consent. Neither the Company nor any of its Affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Noteholder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture, the Collateral Agreement or the Notes unless such consideration is offered to be paid to all Noteholders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

     SECTION 9.06. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Indenture Trustee, the Company, and the Noteholders shall therefore be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.07. Notation on Notes in Respect of Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Indenture Trustee as to any matter provided for by such supplemental indenture. If the Company or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Company and the Indenture Trustee, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Indenture Trustee and delivered in exchange for the Outstanding Notes.

     SECTION 9.08. Notice to Rating Agencies. No less than one Business Day prior to its execution of each amendment, consent, modification, supplement or waiver contemplated by Article IX hereof, the Company shall send a copy thereof to each Rating Agency.


                           ARTICLE X

                      COLLATERAL AGREEMENT

     SECTION 10.01. Collateral Agreement. (a) In order to secure the due and punctual payment of the Secured Obligations, the Company, the Indenture Trustee, the Class B Indenture Trustee, the Class C Indenture, the Liquidity Providers and the Collateral Agent have entered into the Collateral Agreement to create the Liens created therein and for related matters. The Company and the Indenture Trustee, hereby agree that the Collateral Agent holds the Collateral in trust for the benefit of the Noteholders, the Indenture Trustee and the other Secured Parties pursuant to the terms of the Collateral Agreement.

          (b) Each Noteholder, by accepting a Note, agrees to all of the terms and provisions of the Collateral Agreement as the same may be amended from time to time pursuant to the provisions thereof and of this Indenture.

          (c) As more fully set forth in the Collateral Agreement, the Noteholders, and the Indenture Trustee on behalf of such Noteholders, have rights in and to the Collateral which are as provided therein subordinate to the rights of the Liquidity Providers in and to the Collateral and prior to the rights of (i) the holders of the Class B Notes and the Class B Indenture Trustee on behalf of such holders and (ii) the holders of the Class C Notes and the Class C Indenture Trustee on behalf of such holders, in and to the Collateral.

          (d) As amongst the Noteholders, the Collateral as now or hereafter constituted shall be held for the equal and ratable benefit of the Noteholders without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance, sale or otherwise, as security for the Notes.

     SECTION 10.02. Release upon Termination of the Company's Obligations. In the event that this Indenture shall be satisfied and discharged in accordance with Section 5.01, the Indenture Trustee shall deliver to the Collateral Agent a notice stating that the Indenture Trustee, on behalf of the Noteholders, disclaims and gives up any and all rights it has in or to the Collateral and any rights it has under the Collateral Agreement and, upon and after the receipt by the Collateral Agent of such notice, the Collateral Agent shall not be deemed to hold the Collateral on behalf of the Indenture Trustee for the benefit of the Noteholders.

     SECTION 10.03. Notice of Successor Collateral Agent. In the case of any appointment of a successor to the Collateral Agent pursuant to the Collateral Agreement or any merger, conversion, consolidation or sale of all or substantially all of the corporate trust business of the Collateral Agent pursuant to the Collateral Agreement, the Indenture Trustee shall give prompt written notice thereof to each Noteholder.

                           ARTICLE XI.

                         MISCELLANEOUS

     SECTION 11.01. Compliance Certificates and Opinions, etc. Upon any application or request by the Company to the Indenture Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Indenture Trustee (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     SECTION 11.02.   Statements Required in Certificate or
Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1)  a statement that the person making such
     certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 11.03. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Responsible Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Company shall deliver any document as a condition of the granting of such application, or as evidence of the Company's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Company to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VII.

     SECTION 11.04. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the

Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Indenture Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

          (c) The principal amount and serial numbers of Notes held by any Person, and date of holding the same, shall be proved by the Note Register. If the Company shall solicit from the Noteholders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a board resolution, fix in advance a record date for the determination of Noteholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in or pursuant to such board resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Noteholders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Noteholders of record at the close of business on such record date shall be deemed to be Noteholders for the purposes of determining whether Noteholders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Notes shall be computed as of such record date; provided that, no such authorization, agreement or consent by the Noteholders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Notes shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 11.05. Notices, etc., to Indenture Trustee, Company and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

          (a) The Indenture Trustee by any Noteholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee and received at its Corporate Trust Office, or

          (b) The Company by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Company addressed to: USAir, Inc., Crystal Park Four, 2345 Crystal Drive, Arlington, VA 22227 Attention:
     Treasurer, or at any other address previously furnished in writing to the Indenture Trustee by the Company.

     Notices required to be given to the Rating Agencies by the Company or the Indenture Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Airline Analyst, 99 Church Street, New York, New York 10007 and (ii) in the case of S&P at the following address: Standard & Poor's Rating Group, 26 Broadway (20th Floor), New York, New York 10004, Attention: Corporate Finance/Transportation Ratings Group; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 11.06. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating
Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Collateral Access Event.

     SECTION 11.07.  Effect of Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.08. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Company shall bind its successors and assigns, whether so expressed or not.

     All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

     SECTION 11.09. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.10. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 11.11.  GOVERNING LAW.  THIS INDENTURE SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK.

     SECTION 11.12.  Counterparts.  This Indenture may be
executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.13. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Company and at its expense accompanied by an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     SECTION 11.14. Disclosure of Names and Addresses of Holders. Every Noteholder, by receiving and holding a Note, agrees with the Company and the Indenture Trustee that neither the Company or the Indenture Trustee nor any agent of any of them shall be deemed to be in violation of any existing law, or of any law hereafter enacted which does not specifically refer to
Section 312 of the Trust Indenture Act, by reason of the disclosure of any such information as to the names and addresses of the Noteholders in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312 of the Trust Indenture Act.

     SECTION 11.15. Trust Indenture Act Controls. After the effectiveness of the Registration Statement, this Indenture shall be governed by the provisions of the Trust Indenture Act of 1939, as amended.

     SECTION 11.16. Exchange Offer. The provisions of Sections 4.04(c), (d), (e) and (f), 7.07, 11.14, 11.15 and 11.16 shall not have any force or effect until such time as any Notes have been exchanged for Class A Registered Notes pursuant to the Exchange Offer.
               *             *              *

          IN WITNESS WHEREOF, the Company and the Indenture
Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                                USAIR, INC.



                                By: /s/Thomas A. Fink
                                ---------------------------------
                                Name:  Thomas A. Fink
                                Title: Treasurer


                                WILMINGTON TRUST COMPANY, not in
                                its individual capacity except as
                                expressly provided herein but
                                solely as Indenture Trustee


                                By: /s/W. Chris Sponenberg
                                --------------------------------
                                Name:  W. Chris Sponenberg
                                Title: Financial Services Officer

                             APPENDIX A
                             ----------

     (a) For all purposes of the Basic Documents the following terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined unless otherwise set forth herein). Any agreement referred to below shall mean such agreement as amended, restated, supplemented, waived or modified from time to time as permitted by the terms thereof and of any other Basic Document. A reference to a Person below includes its permitted successors and assigns.

     (b) As used in this Appendix A and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Appendix A or in any such certificate or other document, and accounting terms partly defined in this Appendix or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix A or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix A or in any such certificate or other document shall control.

     (c) The words "hereof", "herein", "hereunder" and words of similar import when used in any Basic Document shall refer to such Basic Document in which the word appears, as a whole and not to any particular provision of such Basic Document; Section and Exhibit references contained in this Appendix A are references to Sections and Exhibits in the document in which the reference appears unless otherwise specified; and the term "including" shall mean "including without limitation".

     "Acceleration" means, with respect to the amounts payable in respect of any Class of Notes, the declaration of such amounts to be immediately due and payable. "Accelerate" and "Accelerated" have meanings correlative to the foregoing.

     "Acceleration Advance" with respect to any Liquidity
Facility has the meaning assigned to such term in the applicable
Liquidity Agreement.

     "Act" has the meaning specified in Section 11.04(a) of the Indentures.

     "Advance" with respect to any Liquidity Facility has the meaning assigned to such term in the applicable Liquidity
Agreement.

     "Aeronautical Authority" means as of any time of determination, the FAA or other governmental airworthiness authority having jurisdiction over the Aircraft or the Airframe and Engines or engines attached thereto under the laws of the country in which the Airframe is then registered.

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent's Lien" has the meaning given to such term in
Section 6.4 of the Collateral Agreement.

     "Agent Members" means members of or participants in the Depository.

     "Aircraft" means an Airframe together with the two Engines whether or not either of such Engines may at the time be installed on such Airframe or installed on any other airframe or any other aircraft.

     "Airframe" means (A) any Boeing Model 757-2B7 aircraft (excluding the Engines and any other engines which may from time to time be installed thereon, but including any and all Parts which may from time to time be incorporated or installed in, or attached to such aircraft, and including any and all Parts removed therefrom so long as the removed Parts remain subject to the Lien of the Indenture under the terms of Section 4.4 of the Collateral Agreement) identified by U.S. registration number and manufacturer's serial number in the Collateral Agreement Supplement executed and delivered on the Closing Date, so long as a Replacement Airframe shall not have been substituted therefor pursuant to Section 4.5 of the Collateral Agreement, and (B) a Replacement Airframe, so long as another Replacement Airframe shall not have been substituted therefor pursuant to Section 4.5 of the Collateral Agreement.

     "Appendix" means this Appendix A.

     "Applicable Indenture" means, (i) with respect to the Class A Notes, the Class A Noteholders or the Class A Indenture Trustee, the Class A Indenture, (ii) with respect to the Class B Notes, the Class B Noteholders or the Class B Indenture Trustee, the Class B Indenture and (iii) with respect to the Class C Notes, the Class C Noteholders or the Class C Indenture Trustee, the Class C Indenture.

     "Applicable Law" means all applicable laws, treaties, judgments, decrees, injunctions, writs and orders of any court, governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority.

     "Appraisal" means a fair market value appraisal (which may be a "desktop" appraisal) on the basis of an arm's-length transaction between an informed and willing purchaser under no compulsion to buy and an informed and willing seller under no compulsion to sell and both having knowledge of all relevant facts performed by any Appraiser or any other nationally recognized appraiser selected by the Company and reasonably acceptable to the Collateral Agent.

     "Appraised Value" means at any time with respect to any Aircraft, the appraised value thereof as set forth in the most recent Appraisal, provided that initially, the Appraised Value of any Aircraft means the lower of the average or the median of the three appraisals provided by the Appraisers for such Aircraft.

     "Appraisers" means Air Claims Limited, Aircraft Information
Services, Inc. and BK Associates, Inc.

     "Available Liquidity Commitment" with respect to any Liquidity Facility, has the meaning given to such term in the Liquidity Agreement relating to such Liquidity Facility.

     "Average Life Date" means, with respect to any Note, the date which follows such date of determination by a period equal to the Remaining Average Life of such Note.

     "Aviation Act" means Subtitle VII of Title 49 of the United
States Code or any subsequent legislation that amends, supplements or supersedes the Aviation Act.

     "Basic Documents" means each of the Liquidity Agreements, the Collateral Agreement, the Indentures and the Notes, together with exhibits and schedules included with any of the foregoing.

     "Bills of Sale" means the FAA Bills of Sale and the Warranty
Bills of Sale.

     "Boeing Purchase Agreement" means the agreement between the Company and the Manufacturer relating to the purchase by the Company of the Aircraft, as originally executed and as thereafter modified, amended or supplemented in accordance with the terms thereof, but only insofar as the foregoing relates to the Aircraft.

     "Book Entry Notes" means, when used in any Indenture, a beneficial interest in the Notes issued thereunder, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05 of such Indenture.

     "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks in any of New York or the jurisdictions in which any of the Collateral Agent, Indenture Trustee or the Company have their chief executive offices are authorized or required by law, executive order or governmental decree to be closed.

     "Cash Collateral Account" means, at any time, (i) when used in the Class A Liquidity Agreement, the Class A Cash Collateral Account, (ii) when used in the Class B Liquidity Agreement, the Class B Cash Collateral Account, (iii) when used in the Class C Liquidity Agreement, the Class C Cash Collateral Account, (iv) when used in all other Basic Documents, the Class A Cash Collateral Account, the Class B Cash Collateral Account or the Class C Cash Collateral Account, as applicable, and (v) when used in the plural, the Class A Cash Collateral Account, the Class B Cash Collateral Account and the Class C Cash Collateral Account, collectively.

     "Certificated Air Carrier" means the United States "air carrier" within the meaning of the Act, operating pursuant to an operating certificate issued under Chapter 447 of the Act.

     "Class" means each of the Class A Notes, the Class B Notes and the Class C Notes.

     "Class A Cash Collateral Account" means an Eligible Deposit Account in the name of the Collateral Agent maintained at an Eligible Institution, which shall be the Collateral Agent if it shall so qualify, into which all amounts drawn under the Class A Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i) of the Collateral Agreement shall be deposited.

     "Class A Committed Facility" means the lending commitment of the Class A Liquidity Provider evidenced by the Class A Liquidity
Agreement.

     "Class A Indenture" means the Class A Trust Indenture dated as of February 15, 1996 between the Company and the Class A
Indenture Trustee.

     "Class A Indenture Trustee" means Wilmington Trust Company, not in its individual capacity except as expressly set forth in the Class A Indenture, but solely as Indenture Trustee under the Class A Indenture, together with any successor Indenture Trustee under the terms of the Class A Indenture.

     "Class A Liquidity Agreement" means, initially, the Liquidity Agreement dated as of February 15, 1996 between the Class A Liquidity Provider, the Company and the Collateral Agent, and thereafter, upon the issuance of a Replacement Liquidity Facility in substitution for the Class A Liquidity Facility, the reimbursement agreement related to such Replacement Liquidity Facility.

     "Class A Liquidity Facility" means, initially, the Class A
Committed Facility and, from and after the expiration or earlier replacement of the Class A Committed Facility, the then effective
Replacement Liquidity Facility, if any.

     "Class A Liquidity Provider" means, initially, WestLB and, upon any replacement of the Class A Liquidity Facility issued by WestLB, the Replacement Liquidity Provider which has issued a Replacement Liquidity Facility to replace the Class A Liquidity Facility pursuant to Section 3.6(e) of the Collateral Agreement.

     "Class A Note Termination Date" has the meaning assigned to such term in Section 2.7(b) of the Collateral Agreement.

     "Class A Noteholder" means, at any time, any holder of one or more Class A Notes, subject to the second sentence of the definition of "Noteholder" in this Appendix.

     "Class A Notes" means (i) prior to the exchange of any Class A Notes for Class A Registered Notes pursuant to the Exchange Offer, the Notes issued by the Company and authenticated by the Class A Indenture Trustee under the Class A Indenture and any such Notes issued in exchange therefor or replacement thereof pursuant to the terms of the Class A Indenture and (ii) after the exchange of any Class A Notes for Class A Registered Notes pursuant to the Exchange Offer, the Class A Registered Notes and any Class A Notes not exchanged pursuant to the Exchange Offer.

     "Class A Registered Notes" means any Notes issued by the Company and authenticated by the Class A Indenture Trustee under the Class A Indenture pursuant to the Exchange Offer and any such Notes issued in exchange therefore or replacement thereof pursuant to the terms of the Class A Indenture.

     "Class B Cash Collateral Account" means an Eligible Deposit Account in the name of the Collateral Agent maintained at an Eligible Institution, which shall be the Collateral Agent if it shall so qualify, into which all amounts drawn under the Class B Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i) of the Collateral Agreement shall be deposited.

     "Class B Committed Facility" means the lending commitment of the Class B Liquidity Provider evidenced by the Class B Liquidity
Agreement.

     "Class B Indenture" means the Class B Trust Indenture dated as of February 15, 1996 between the Company and the Class B
Indenture Trustee.

     "Class B Indenture Trustee" means Wilmington Trust Company, not in its individual capacity except as expressly set forth in the Class B Indenture, but solely as Indenture Trustee under the Class B Indenture, together with any successor Indenture Trustee under the terms of the Class B Indenture.
     "Class B Liquidity Agreement" means, initially, the Liquidity Agreement dated as of February 15, 1996 between the Class B Liquidity Provider, the Company and the Collateral Agent, and thereafter, upon the issuance of a Replacement Liquidity Facility in substitution for the Class B Liquidity Facility, the agreement related to such Replacement Liquidity Facility.

     "Class B Liquidity Facility" means, initially, the Class B
Committed Facility and, from and after the expiration or earlier replacement of the Class B Committed Facility, the then effective
Replacement Liquidity Facility, if any.

     "Class B Liquidity Provider" means, initially, WestLB and, upon any replacement of the Class B Liquidity Facility issued by WestLB, the Replacement Liquidity Provider which has issued a Replacement Liquidity Facility to replace the Class B Liquidity Facility pursuant to Section 3.6(e) of the Collateral Agreement.

     "Class B Note Termination Date" has the meaning assigned to such term in Section 2.7(b) of the Collateral Agreement.

     "Class B Noteholder" means, at any time, any holder of one or more Class B Notes, subject to the second sentence of the definition of "Noteholder" in this Appendix.

     "Class B Notes" means (i) prior to the exchange of any Class B Notes for Class B Registered Notes pursuant to the Exchange Offer, the Notes issued by the Company and authenticated by the Class B Indenture Trustee under the Class B Indenture and any such Notes issued in exchange therefor or replacement thereof pursuant to the terms of the Class B Indenture and (ii) after the exchange of any Class B Notes for Class B Registered Notes pursuant to the Exchange Offer, the Class B Registered Notes and any Class B Note not exchanged pursuant to the Exchange Offer.

     "Class B Registered Notes" means any Notes issued by the Company and authenticated by the Class B Indenture Trustee under the Class B Indenture pursuant to the Exchange Offer and any such Notes issued in exchange therefor or replacement thereof pursuant to the terms of the Class B Indenture.

     "Class C Cash Collateral Account" means an Eligible Deposit Account in the name of the Collateral Agent and maintained at an Eligible Institution, which shall be the Collateral Agent if it shall so qualify, into which all amounts drawn under the Class C Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i) of the Collateral Agreement shall be deposited.

     "Class C Committed Facility" means the lending commitment of the Class C Liquidity Provider evidenced by the Class C Liquidity
Agreement.

     "Class C Indenture" means the Class C Trust Indenture dated as of February 15, 1996 between the Company and the Class C
Indenture Trustee.

     "Class C Indenture Trustee" means Wilmington Trust Company, not in its individual capacity except as expressly set forth in the Class C Indenture, but solely as Indenture Trustee under the Class C Indenture, together with any successor Indenture Trustee under the terms of the Class C Indenture.

     "Class C Liquidity Agreement" means, initially, the Liquidity Agreement dated as of February 15, 1996 between the Class C Liquidity Provider, the Company and the Collateral Agent, and thereafter, upon the issuance of a Replacement Liquidity Facility in substitution for the Class C Liquidity Facility, the agreement related to such Replacement Liquidity Facility."

     "Class C Liquidity Facility" means, initially, the Class C
Committed Facility and, from and after the expiration or earlier replacement of the Class C Committed Facility, the then effective
Replacement Liquidity Facility, if any.

     "Class C Liquidity Provider" means, initially, WestLB and, upon any replacement of the Class C Liquidity Facility issued by WestLB, the Replacement Liquidity Provider which has issued a Replacement Liquidity Facility to replace the Class C Liquidity Facility pursuant to Section 3.6(e) of the Collateral Agreement.

     "Class C Note Termination Date" has the meaning assigned to such term in Section 2.7(b) of the Collateral Agreement.

     "Class C Noteholder" means, at any time, any holder of one or more Class C Notes, subject to the second sentence of the definition of "Noteholder" in this Appendix.

     "Class C Notes" means (i) prior to the exchange of any Class C Notes for Class C Registered Notes pursuant to the Exchange Offer, the Notes issued by the Company and authenticated by the Class C Indenture Trustee under the Class C Indenture and any such Notes issued in exchange therefor or replacement thereof pursuant to the terms of the Class C Indenture and (ii) after the exchange of any Class C Notes for Class C Registered Notes pursuant to the Exchange Offer, the Class C Registered Notes and any Class C Notes not exchanged pursuant to the Exchange Offer.

     "Class C Registered Notes" means any Notes issued by the Company and authenticated by the Class C Indenture Trustee under the Class C Indenture pursuant to the Exchange Offer and any such Notes issued in exchange therefor or replacement thereof pursuant to the terms of the Class C Indenture.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means February 16, 1996.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

     "Collateral" has the meaning assigned to such term in the granting clause of the Collateral Agreement.

     "Collateral Access Event" means (i) for purposes of the Class A Indenture, any Collateral Access Event under Section 6.01 of the Class A Indenture, (ii) for purposes of the Class B Indenture, any Collateral Access Event under Section 6.01 of the Class B Indenture and (iii) for purposes of the Class C Indenture, any Collateral Access Event under Section 6.01 of the Class C Indenture.

     "Collateral Agent" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity except as expressly set forth in the Collateral Agreement, but solely as Collateral Agent under the Collateral Agreement.

     "Collateral Agreement" means the Collateral Agency Agreement dated as of February 15, 1996 among the Company, the Collateral
Agent, each Liquidity Provider and each Indenture Trustee.

     "Commission" means the Securities and Exchange Commission.

     "Committed Facility" means, at any time, (i) when used in the Class A Liquidity Agreement, the Class A Committed Facility,
(ii) when used in the Class B Liquidity Agreement, the Class B Committed Facility, (iii) when used in the Class C Liquidity Agreement, the Class C Committed Facility, (iv) when used in all other Basic Documents, the Class A Committed Facility, the Class B Committed Facility or the Class C Committed Facility, as applicable, and (v) when used in the plural, the Class A Committed Facility, the Class B Committed Facility and the Class C Committed Facility, collectively.

     "Commitment" with respect to any Liquidity Facility has the meaning assigned to such term in the applicable Liquidity
Agreement.

     "Company" means USAir, Inc., a Delaware corporation, and, subject to the provisions hereof, its permitted successors and assigns.

     "Company Order" and "Company Request" mean a written order or request signed in the name of the Company by any one of its Responsible Officers and delivered to the Applicable Indenture
Trustee.

     "Controlling Party" means the Person entitled to act as such pursuant to the terms of Section 2.7 of the Collateral Agreement.

     "Corporate Trust Office" of any Indenture Trustee means the principal office of such Person located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn:
Corporate Trust Administration or such other office at which such Person's corporate trust business shall be administered and which such person shall have specified by notice in writing to the Collateral Agent, the Liquidity Provider and the Noteholders of the related Class.

     "Depository" means the Depository Trust Company, a New York corporation.

     "Depository Agreement" means the Agreement among the Company, the Indenture Trustees, and the Depositary Trust Company dated February 16, 1996.

     "Designated Representatives" means the Trustee
Representatives and the LP Representatives identified under
Section 2.6 of the Collateral Agreement.

     "Dollars" means United States dollars.

     "Downgrade Advance" (i) when used in any Liquidity Facility has the meaning assigned to such term in the applicable Liquidity Agreement and (ii) when used in any other Basic Document has the meaning assigned to such term in Section 3.6(c) of the Collateral Agreement.

     "Downgraded Facility" has the meaning assigned to such term in Section 3.6(c) of the Collateral Agreement.

     "Drawn Down Facility" has the meaning assigned to such term in Section 5.6(b) of the Collateral Agreement.

     "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution has a long-term, unsecured debt rating from each Rating Agency of at least A-3 or its equivalent.

     "Eligible Institution" means (a) the corporate trust department of the Collateral Agent or any Indenture Trustee or
(b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which has a long-term unsecured debt rating of at least A-3 or its equivalent.

     "Eligible Investments" means (i) direct obligations of the United States of America or agencies thereof where such obligations are guaranteed by the United States government, and having a final maturity of one year or less from date of purchase thereof; (ii) certificates of deposit issued by, bankers' acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof having combined capital and surplus and retained earnings as of its last report of condition of at least $100,000,000 and having a short term debt rating of B or better by Keefe, Bruyette & Woods, Inc. and having a final maturity of one year or less from date of purchase thereof; (iii) commercial paper of any holding company of a bank, trust company or national banking association described in (ii) and commercial paper of any corporation or finance company incorporated or doing business under the laws of the United States of America or any state thereof having a rating assigned to such commercial paper of A-1 or better by S&P or P1 by Moody's (or, if neither such organization shall rate such commercial paper at any time, a rating equal to the highest ratings assigned by any nationally recognized rating organization in the United States of America) and having a final maturity of 270 days or less from the date of purchase thereof; (iv) U.S. dollar-denominated certificates of deposit issued by the European subsidiaries of any bank, trust company or national banking association described in (ii) and having a final maturity of 90 days or less from the date of purchase thereof; or (v) repurchase agreements with any financial institution having combined capital and surplus and retained earnings as of its last report of condition of at least $100,000,000 when subject to an executed master repurchase agreement and which are fully collateralized by obligations described in clause (i) above where delivery must be taken, and having a final maturity of 90 days or less from the date of purchase thereof; provided that, except for investments described in clauses (i) and (v) above, no more than the greater of $10,000,000 or 50% of the principal amount may be invested as "Eligible Investments" in any one corporation, bank holding company, bank, trust company or national banking association at any given time. If none of the above investments are available, the entire amount to be invested may be used to purchase Federal Funds overnight from an entity described in (ii) above.

     "Engine" means with respect to any Airframe: (A) one of the two Rolls-Royce RB211-535E4 aircraft engines identified by manufacturer's serial number in the Collateral Agreement Supplement executed and delivered on the Closing Date, so long as a Replacement Engine shall not have been substituted therefor pursuant to Section 4.4 or 4.5 of the Collateral Agreement and
(B) a Replacement Engine, so long as another Replacement Engine shall not have been substituted therefor pursuant to Section 4.4 or 4.5 of the Collateral Agreement, whether or not such Engine or Replacement Engine, as the case may be, is from time to time installed on such Airframe or installed on another airframe, and including, in each case all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom so long as such Parts remain subject to the Lien of the Collateral Agreement under the terms of Section 4.4 thereof. The term "Engines" means, as of any date of determination, the two engines each of which is an Engine on that date.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended.

     "Event of Default" means (i) for purposes of the Class A Indenture, any Event of Default as defined in Section 6.01 of the Class A Indenture, (ii) for purposes of the Class B Indenture, any Event of Default as defined in Section 6.01 of the Class B Indenture and (iii) for purposes of the Class C Indenture, any Event of Default as defined in Section 6.01 of the Class C Indenture.

     "Event of Loss" with respect to any Aircraft, Airframe or Engine means any of the following events:

     a) with respect to such property, payment of an insurance settlement with respect to such property on the basis of an actual or constructive total loss;

     b) with respect to such property, destruction or damage beyond repair (provided, that if it is not clear whether damage constitutes damage beyond repair, an Event of Loss will be deemed to occur when it is determined by the Company that such damage is beyond repair);

     c) with respect to such property, theft or disappearance for a period in excess of 120 days, unless the location of such property is known and the Company is diligently pursuing the recovery of such property;

     d) with respect to such property, condemnation or taking of title to such property by the United States government or any foreign government or instrumentality or agency thereof;

     e) with respect to an Airframe only, the requisition or taking of use of such Airframe by a foreign government or instrumentality or agency thereof for a continuous period of more than six consecutive months;

     f) with respect to an Engine only, the requisition or taking of use thereof by any government or instrumentality or agency thereof, or any divestiture of title or ownership deemed to be an Event of Loss with respect to an Engine under Section 4.2(b)(iii) or 4.2(b)(vi) of the Collateral Agreement; or

     g) with respect to any of such property, as a result of any rule, regulation, order or other action by the Aeronautical Authority, the use of such property for the transportation of passengers shall have been prohibited for a period of 12 consecutive months (or such shorter period if it is determined by the Company that such property can not be restored to normal use during such twelve month period), unless the Company prior to expiration of such period shall be diligently carrying forward all necessary steps to permit the normal use of such property, or in any event, if such use shall have been prohibited for a period of more than 24 consecutive months;

provided that, in the case of an event referred to in clauses
(c), (d), (e) or (f) above with respect to an Airframe, if such property shall be returned to the Company in usable condition prior to the applicable date for replacement, then such event shall, at the option of the Company, not constitute an Event of Loss.

     An Event of Loss with respect to an Aircraft shall be deemed to have occurred if an Event of Loss has occurred with respect to the Airframe which is a part thereof.

     "Exchange Offer" means the offer the Company is required to make pursuant to the Registration Rights Agreement to exchange
Class A Notes for Class A Registered Notes, the Class B Notes for the Class B Registered Notes and Class C Notes for Class C
Registered Notes, as applicable.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Expenses" means any and all liabilities, obligations, losses, damages, settlements, claims, actions, suits, penalties, costs and expenses (including reasonable legal fees and expenses), of whatsoever kind and nature.

     "FAA" means the United States Federal Aviation
Administration.

     "FAA Bill of Sale" with respect to an Aircraft, means the bill of sale on AC Form 8050-2 executed by the Manufacturer in favor of the Company and dated the date of delivery of such Aircraft from the Manufacturer to the Company.

     "Federal Aviation Administration" or "FAA" means the United
States Federal Aviation Administration or any successor thereto administering the functions of the Federal Aviation
Administration under the Federal Aviation Act.

     "Final Scheduled Payment Date" means for each Class of
Notes, the last scheduled Payment Date for such Class specified in Exhibit C to the Applicable Indenture.

     "Global Notes" means, when used in any Indenture, the Offshore Global Notes, the U.S. Global Notes and the Registered
Notes issued thereunder, collectively.

     "Indenture" means (i) when used in the Class A Indenture, the Class A Indenture, (ii) when used in the Class B Indenture, the Class B Indenture, (iii) when used in the Class C Indenture, the Class C Indenture, (iv) when used in all other Basic Documents, the Class A Indenture, the Class B Indenture or the Class C Indenture, as applicable, and (v) when used in the plural, the Class A Indenture, the Class B Indenture and the Class C Indenture, collectively.

     "Indenture Trustee" means, at any time, (i) when used in the Class A Indenture, the Class A Indenture Trustee, (ii) when used in the Class B Indenture, the Class B Indenture Trustee, (iii) when used in the Class C Indenture, the Class C Indenture Trustee, (iv) when used in all other Basic Documents, the Class A Indenture Trustee, the Class B Indenture Trustee or the Class C Indenture Trustee, as applicable, and (v) when used in the plural, the Class A Indenture Trustee, the Class B Indenture Trustee and the Class C Indenture Trustee, collectively.

     "Independent", when used with respect to an engineer, Appraiser or other expert, means an engineer, Appraiser or other expert who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or any Affiliate of the Company, and
(iii) is not connected with the Company or any Affiliate of the Company as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     "Initial Aggregate Appraisal Value" means the aggregate of each Initial Appraised Value.

     "Initial Appraised Value" means for each Aircraft the value set forth opposite such Aircraft as follows:

          Aircraft  Initial Appraised Value
          --------  -----------------------
           N625VJ         $47,710,000
           N626AU          47,920,000
           N627AU          48,330,000
           N628AU          48,330,000
           N629AU          48,740,000
           N630AU          48,750,000
           N631AU          49,170,000
           N632AU          49,380,000
           N633AU          49,790,000


     "Insurance Amount" means, at any time of determination, the sum of (i) the Pro Rata Amount plus (ii) the amount of interest to accrue on the Pro Rata Amount as of the next scheduled Payment
Date.

     "Institutional Accredited Investor" means an institutional investor that is an "accredited investor" within the meaning set forth in Rule 501(a)(1), (2), (3) or (7) under the Securities
Act.

     "Interest Advance" if used in any Liquidity Facility has the meaning assigned to such term in such Liquidity Facility and if used in any other Basic Document has the meaning assigned to such term in Section 3.6(a) of the Collateral Agreement.

     "Investment Banker" means an independent investment banking institution of national standing appointed by the Company.

     "Investment Earnings" means investment earnings on funds on deposit in the Cash Collateral Account net of losses and investment expenses of the Collateral Agent in making such investments.

     "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim.

     "Liquidity Agreement" means, (i) when used in the singular, the Class A Liquidity Agreement, the Class B Liquidity Agreement or the Class C Liquidity Agreement, as applicable, and (ii) when used in the plural, the Class A Liquidity Agreement, the Class B Liquidity Agreement and the Class C Liquidity Agreement, collectively.

     "Liquidity Facility" means, at any time, (i) when used in the Class A Liquidity Agreement, the Class A Liquidity Facility,
(ii) when used in the Class B Liquidity Agreement, the Class B Liquidity Facility, (iii) when used in the Class C Liquidity Agreement, the Class C Liquidity Facility, (iv) when used in the other Basic Documents, the Class A Liquidity Facility, the Class B Liquidity Facility or the Class C Liquidity Facility, as applicable, and (v) when used in the plural, the Class A Liquidity Facility, the Class B Liquidity Facility and the Class C Liquidity Facility, collectively.

     "Liquidity Facility Notice of Termination" with respect to any Liquidity Facility has the meaning assigned to such term in such Liquidity Facility.

     "Liquidity Facility Termination Date" with respect to any Liquidity Facility has the meaning assigned to such term in such Liquidity Facility.

     "Liquidity Fee" with respect to any Liquidity Facility has the meaning assigned to such term in Section 2.03 of the Liquidity Agreement relating to such Liquidity Facility.

     "Liquidity Obligations" has the meaning given to such term in the applicable Liquidity Agreement.

     "Liquidity Provider" means, at any time, (i) when used in the Class A Liquidity Agreement, the Class A Liquidity Provider,
(ii) when used in the Class B Liquidity Agreement, the Class B Liquidity Provider, (iii) when used in the Class C Liquidity Agreement, the Class C Liquidity Provider, (iv) when used in all other Basic Documents, the Class A Liquidity Provider, the Class B Liquidity Provider or the Class C Liquidity Provider, as applicable, and (v) when used in the plural, the Class A Liquidity Provider, the Class B Liquidity Provider and the Class C Liquidity Provider, collectively.

     "Liquidity Provider Information" with respect to any Liquidity Agreement has the meaning assigned to such term in
Section 7.05(a) of such Liquidity Agreement.

     "LP Incumbency Certificate" has the meaning assigned to such term in Section 2.6(b) of the Collateral Agreement.

     "LP Representatives" has the meaning assigned to such term in Section 2.6(d) of the Collateral Agreement.

     "Majority in Interest" means, as of any date of the determination thereof, (i) with respect to the Class A Noteholders, the holders of more than 50% in aggregate unpaid principal amount of all Class A Notes Outstanding as of such date, (ii) with respect to the Class B Noteholders, the holders of more than 50% in aggregate unpaid principal amount of all Class B Notes Outstanding as of such date and (iii) with respect to the Class C Noteholders, the holders of more than 50% in aggregate unpaid principal amount of all Class C Notes Outstanding as of such date. For purposes of the foregoing, with respect to the Notes issued and authenticated under each Indenture, the proviso contained in the definition of "Outstanding" shall apply.

     "Make Whole Premium" means, with respect to the redemption of any Note, the amount which the Investment Banker determines as of the third Business Day prior to the applicable Redemption Date to be the amount by which (i) the aggregate unpaid principal amount of, plus all accrued but unpaid interest on, such Note is exceeded by (ii) the sum of the present values of all the remaining scheduled payments of principal and interest from the applicable Redemption Date to the Final Scheduled Payment Date of such Note, computed by discounting such payments on a semi-annual basis on each Payment Date at a rate equal to the Treasury Rate, based on a 360 day year of twelve 30-day months; provided that, with respect to the Class A Notes, Class B Notes and Class C Notes, the Make Whole Premium will equal zero on and after the Original Average Life Date.

     "Manufacturer" means The Boeing Company, a Delaware corporation and its successors and assigns.

     "Manufacturer's Consent" means the Consent and Agreement of the Manufacturer relating to certain rights under the Purchase
Agreement assigned to the Collateral Agent as security under the Granting Clauses of this Indenture.

     "Maturity Date" means, (i) with respect to the Class A
Notes, October 15, 2009; (ii) with respect to the Class B Notes,
October 15, 2009; and (iii) with respect to the Class C Notes,
October 15, 2009.


     "Minimum Sale Price" means, with respect to any Aircraft at any time, the lesser of (i) 75% of the Appraised Value of such Aircraft based upon the most recent Appraisal and (ii) the product of (a) the Secured Obligations and (b) the quotient of
(A) the Initial Appraised Value for such Aircraft and (B) the Initial Aggregate Appraised Value (excluding any Aircraft no longer subject to the Lien of the Collateral Agreement).

     "Moody's" means Moody's Investors Service, Inc.

     "Non-Controlling Parties" means the Class B Indenture
Trustee, the Class C Indenture Trustee, the Class A Liquidity
Provider, the Class B Liquidity Provider and the Class C
Liquidity Provider at such times as any of such Persons shall not be the Controlling Party in accordance with Section 2.7(b) of the Collateral Agreement.

     "Non-Excluded Taxes" with respect to any Liquidity Agreement shall have the meaning set forth in Section 3.03 of such Liquidity Agreement.

     "Non-Extension Advance" (i) when used in any Liquidity
Facility has the meaning assigned to such term in the applicable
Liquidity Agreement and (ii) when used in any other Basic
Document has the meaning assigned to such term in 3.6(d) of the Collateral Agreement.

     "Non-U.S. Person" means a Person who is not a "U.S. Person" as defined in Regulation S.

     "Note Interest Carryover Amount" for the Notes of any Class means, with respect to any Payment Date (the "Current Payment Date"), the sum of (i) any unpaid interest accrued on such Notes during the semi-annual period ending on the immediately preceding Payment Date (the "Past Payment Date"), plus (ii) the unpaid Note Interest Carryover Amount as of the Past Payment Date, in each of clause (i) and (ii), after giving effect to the payments on the Past Payment Date in accordance with Article II or III of the Collateral Agreement.

     "Note Principal Carryover Amount" for the Notes of any Class means, with respect to any Payment Date, the sum of (i) any unpaid principal on such Notes expected to be paid on the immediately preceding Payment Date and (ii) the unpaid Note Principal Carryover Amount as of such preceding Payment Date, in each of clause (i) and (ii), after giving effect to the payments on such preceding Payment Date in accordance with Article II or III of the Collateral Agreement.

     "Note Register" with respect to any Indenture has the meaning assigned to such term in Section 2.12 of such Indenture.

     "Note Registrar" with respect to each Class of Notes issued and authenticated under the Applicable Indenture, means the registrar maintained and appointed for such Class pursuant to
Section 2.12 of such Applicable Indenture.

     "Note Termination Date" means the Class A Note Termination
Date, the Class B Note Termination Date or the Class C Note
Termination Date, as applicable.

     "Noteholder" means, at any time, (i) for purposes of the Class A Indenture, any holder of one or more Class A Notes issued and authenticated under the Class A Indenture, (ii) for purposes of the Class B Indenture, any holder of one or more Class B Notes issued and authenticated under the Class B Indenture, (iii) for purposes of the Class C Indenture, any holder of one or more Class C Notes issued and authenticated under the Class C Indenture and (iv) for purposes of any other Basic Document, any holder of one or more of the Class A Notes, the Class B Notes or the Class C Notes. Reference to a holder of a given Class of Note shall mean such Person in such capacity and not in its capacity as the holder of any other Class of Note.

     "Notes" means, at any time, (i) for purposes of the Class A Indenture, the Class A Notes, (ii) for purposes of the Class B Indenture, the Class B Notes, (iii) for purposes of the Class C Indenture, the Class C Notes and (iv) for purposes of the other Basic Documents and this Appendix A, the Class A Notes, the Class B Notes and the Class C Notes, collectively, and in each case, any such Notes issued in exchange therefor or replacement thereof pursuant to the terms of the Applicable Indenture.

     "Notice of Acceleration" means (i) notice from the Class A Indenture Trustee that the Class A Notes have become Accelerated in accordance with the terms of the Class A Indenture, (ii) notice from the Class B Indenture Trustee that the Class B Notes have become Accelerated in accordance with the terms of the Class B Indenture and (iii) notice from the Class C Indenture Trustee that the Class C Notes have become Accelerated in accordance with the terms of the Class C Indenture.

     "Offering Memorandum" means any offering memorandum or other document used in connection with the offering and sale of the Notes (including, without limitation, the Offering Memorandum dated February 9, 1996 relating to the Notes).

     "Officer's Certificate" of any Person means a certification signed by a Responsible Officer of such Person.

     "Offshore Global Note" means, when used in any Indenture, the Permanent Offshore Global Note and the Temporary Offshore
Global Note issued thereunder, collectively.

     "Offshore Notes Exchange Date" means March 27, 1996.

     "Offshore Physical Notes" means, when used in any Indenture, the Notes issued pursuant to Section 2.07 of such Indenture in exchange for interests in an Offshore Global Note.

     "Opinion of Counsel" means, unless otherwise provided in a Basic Document, a written opinion of legal counsel who may be such counsel as may be designated by the Person on whose behalf such opinion is being given whether or not such counsel is an employee of such Person, and who shall be reasonably acceptable to the recipient or recipients of such opinion.

     "Optional Note Redemption" has the meaning assigned to such term in Section 2.5(d) of the Collateral Agreement.

     "Original Average Life Date" means (i) with respect to the Class A Notes, February 20, 2006, (ii) with respect to the Class
B Notes, February 20, 2006 and (iii) with respect to the Class C
Notes, February 20, 2006.

     "Other Committed Facility" means, at any time, (i) when used in the Class A Liquidity Agreement, the Class B Committed Facility and the Class C Committed Facility, (ii) when used in the Class B Liquidity Agreement, the Class A Committed Facility and the Class C Committed Facility and (iii) when used in the Class C Liquidity Agreement, the Class A Committed Facility and the Class B Committed Facility.

     "Other Liquidity Agreements" means, at any time, (i) when used in the Class A Liquidity Agreement, the Class B Liquidity Agreement and the Class C Liquidity Agreement, (ii) when used in the Class B Liquidity Agreement, the Class A Liquidity Agreement and the Class C Liquidity Agreement and (iii) when used in the Class C Liquidity Agreement, the Class A Liquidity Agreement and the Class B Liquidity Agreement.

     "Other Liquidity Providers" means, at any time, (i) when used in the Class A Liquidity Agreement, the Class B Liquidity Provider and the Class C Liquidity Provider, (ii) when used in the Class B Liquidity Agreement, the Class A Liquidity Provider and the Class C Liquidity Provider and (iii) when used in the Class C Liquidity Agreement, the Class A Liquidity Provider and the Class B Liquidity Provider.

     "Outstanding" means, with respect to the Notes issued and authenticated under each Indenture, all Notes theretofore authenticated and delivered under such Indenture except:

          (i) Notes theretofore canceled by the Note Registrar under such Indenture or delivered to the Indenture Trustee or the Note Registrar, under such Indenture for cancellation;

          (ii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to such Indenture, unless proof satisfactory to the applicable Indenture Trustee is presented that such Notes or are held by a bona fide purchaser; and

          (iii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the applicable Indenture Trustee or any Paying Agent in trust for the Noteholders (provided, however, that if such Notes or are to be redeemed, notice of such redemption has been duly given pursuant to the applicable Indenture or provision therefor, satisfactory to the Indenture Trustee);

provided, however, that in determining whether the holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the applicable Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the applicable Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the applicable Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any Affiliate of the Company.

     "Outstanding Amount" means the aggregate principal amount of all Notes Outstanding at the date of determination.

     "Parts" means all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature other than complete Engines or engines, which are from time to time incorporated or installed in or attached to the Airframe or any Engine, exclusive of any items leased by the Company from third parties and not required in the navigation of the Aircraft.

     "Paying Agent" with respect to the Class A Notes, the Class B Notes and the Class C Notes issued and authenticated under the Applicable Indenture, means the paying agent maintained and appointed for such Notes pursuant to Section 2.12 of such Applicable Indenture, who shall initially be the Applicable Indenture Trustee with respect to such Class.

     "Payment Dates" means April 15, 1996 and thereafter each succeeding April 15 and October 15 of each year; provided, however, if any such day shall not be a Business Day, the Payment
Date shall be the next succeeding Business Day.

     "Permanent Offshore Global Note" means, when used in any Indenture, the permanent offshore global note in registered form substantially in the form of Exhibit B to such Indenture.

     "Permitted Air Carrier" means (i) a Certificated Aircraft
Carrier or (ii) a foreign air carrier duly organized and operating pursuant to a license issued under the laws of its home country, which country is a party to the Convention on the International Recognition of Rights in Aircraft (Geneva 1948) or is listed on Exhibit B to the Collateral Agreement.

     "Permitted Liens" has the meaning given such term in Section
4.1 of the Collateral Agreement.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, trustee, unincorporated organization or government or any agency or political subdivision thereof.

     "Physical Notes" means, when used in any Indenture, the Offshore Physical Notes and the U.S. Physical Notes issued thereunder, collectively.

     "Post Petition Interest", with respect to any Secured Obligation, means interest on such Secured Obligation accruing after the commencement of any proceeding of the type referred to in Section 6.01(vi), 6.01(vii) or 6.01(viii) of each Indenture.

     "Potential Collateral Access Event" means (i) for purposes of the Class A Indenture, any occurrence that is, or with notice or the lapse of time or both would become, a Collateral Access Event under the Class A Indenture, (ii) for purposes of the Class B Indenture, any occurrence that is or with notice or lapse of time or both would become, a Collateral Access Event under the Class B Indenture and (iii) for purposes of the Class C Indenture, any occurrence that is, or with notice or the lapse of time or both would become, a Collateral Access Event under the Class C Indenture.

     "Private Placement Legend" means the restrictive legend set forth at Section 2.02(a) of the Applicable Indenture.

     "Pro Rata Amount" shall mean, at any time of determination for any Aircraft, the product of (i) the aggregate outstanding principal amount of the Notes and (ii) the quotient of (A) the Initial Appraised Value for such Aircraft and (B) the Initial Aggregate Appraised Value (excluding any Aircraft no longer subject to the Lien of the Collateral Agreement).

     "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

     "Purchase Agreement" means the agreement dated February 9, 1996, among the Purchasers and the Company.

     "Purchasers" means Morgan Stanley & Co. Incorporated,
Salomon Brothers Inc, Chase Securities, Inc. and Lehman Brothers
Inc.

     "QIB" and "Qualified Institutional Buyer" mean a qualified institutional buyer as defined in Rule 144A under the Securities
Act.

     "Rating Agencies" means, collectively, at any time, each nationally recognized rating agency which shall have been requested by the Company to rate the Notes and which shall then be rating the Notes. The initial Rating Agencies will be Moody's and S&P.

     "Ratings Confirmation" means, with respect to any action proposed to be taken, a written confirmation from each of the Rating Agencies that such action would not result in (i) a reduction of the rating for any Class of Notes below the then current rating for such Class of Notes or (ii) a withdrawal or suspension of the rating of any Class of Notes.

     "Record Date" means, with respect to a Payment Date, the close of business on the last day of the immediately preceding calendar month. With respect to any Redemption Date, the Record Date means the close of business on the day immediately preceding such Redemption Date.

     "Redemption Date" means the date specified by the Collateral
Agent pursuant to Section 2.5 of the Collateral Agreement or the date specified pursuant to Section 3.02 of the Applicable
Indenture.

     "Redemption Price" for any Note of any Class means (i) in the case of a redemption of the Notes pursuant to Section 3.01(a) of the Applicable Indenture, an amount equal to the unpaid principal amount of such Note multiplied by a fraction (x) the numerator of which will be equal to the principal amount of the Notes of such Class to be redeemed and (y) the denominator of which will be equal to the aggregate outstanding principal amount of the Notes of such Class and (ii) in the case of a redemption of the Notes pursuant to Section 3.01(b) of the Applicable Indenture, the outstanding principal amount of such Note.

     "Registered Note" means, when used in any Indenture, any securities issued by the Company under the Indenture of equal outstanding principal amount as and containing terms identical to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from the Closing Date, (ii) the transfer restrictions thereon shall be modified or eliminated, as appropriate, and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Noteholders in exchange for such Notes pursuant to the Exchange Offer.

     "Registered Physical Notes" means, when used in any Indenture, the Notes issued pursuant to Section 2.07 of such Indenture in exchange for interests in a Registered Global Note.

     "Registration Event" has the meaning given to such term in the Registration Rights Agreement.

     "Registration Rights Agreement" means the Registration
Rights Agreement dated as of February 15, 1996 by and between the Company and the Purchasers as such agreement may be amended, modified or supplemented from time to time.

     "Registration Statement" means any registration statement of the Company, together with all amendments and supplements thereto, that covers any of the Registered Notes pursuant to the provisions of the Registration Rights Agreement.

     "Regulation S" means Regulation S under the Securities Act and any successor regulation thereto.

     "Remaining Weighted Average Life" means on a given date with respect to any Note, the number of days which is equal to the quotient obtained by dividing (a) the sum of each of the products obtained by multiplying (i) the amount of each then remaining scheduled payment of principal of such Note by (ii) the number of days from and including such determination date to but excluding the date on which such payment of principal is scheduled to be made by (b) the then outstanding principal amount of such Note.

     "Replacement Aircraft" means any Aircraft of which a Replacement Airframe is part.

     "Replacement Airframe" means a Boeing 757-200 series aircraft (except Engines or engines from time to time installed thereon), or a more advanced model, having a value and utility at least equal to, and in as good operating condition and as airworthy as, the Airframe it is replacing, assuming such Airframe was in the condition required by the terms of this Indenture, which shall have been made subject to the Lien of the Collateral Agreement pursuant to Section 4.5 thereof.

     "Replacement Closing Date" has the meaning given such term in Section 4.5(c) of the Collateral Agreement.

     "Replacement Engine" means a Rolls-Royce or engine of the same model engine (or engine of the same or another manufacturer of a comparable or an improved model and suitable for installation and use on the applicable Airframe) which has a value and utility at least equal to the Engine which it is replacing, assuming such Engine was of the value and utility required by the terms of the Collateral Agreement and which shall have been made subject to the Lien of the Collateral Agreement pursuant to Section 4.4 or 4.5 thereof.

     "Replacement Liquidity Facility" means, for any Liquidity Facility, an irrevocable facility issued by a Replacement Liquidity Provider in substantially the form of such Liquidity Facility which is being replaced, including reinstatement provisions, or in such other form (including a letter of credit facility) as shall permit the Rating Agencies to confirm in writing their respective then ratings of the Securities, in a face amount equal to the Required Amount for such Liquidity Facility.

     "Replacement Liquidity Provider" means a Person having unsecured short-term debt ratings issued by both Ratings Agencies which are not lower than the Trigger Rating.

     "Required Amount" with respect to each Liquidity Facility means, for any day, the sum of the aggregate amount of interest at the Stated Interest Rate for the Class of Notes covered thereby that would be payable on such Class of Notes on each of the three Payment Dates immediately following such day or, if such day is a Payment Date, on such day and the succeeding two Payment Dates, in each case calculated on the basis of the principal of such Class of Notes Outstanding on such date and without regard to expected future payments of principal on such Class of Notes.

     "Responsible Officer" means (i) with respect to the Collateral Agent and each of the Indenture Trustees, any officer in the corporate trust administration department of the Collateral Agent or such Indenture Trustee or any other officer customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarly with a particular subject, (ii) with respect to the Company, the Chairman, the Vice Chairman, the President, any Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary and (iii) with respect to each Liquidity Provider, the Treasurer, any Assistant Treasurer, Secretary or Assistant Secretary.

     "Restricted Global Note" means, when used in any Indenture, the restricted global note in registered form substantially in the form of Exhibit B to such Indenture.

     "Rule 144A" means Rule 144A under the Securities Act and any successor rule thereto.

     "Rule 904" means Rule 904 under the Securities Act and any successor rule thereto.

     "S&P" means Standard & Poor's Rating Group, a division of
McGraw-Hill Inc.

     "Secured Obligations" has the meaning assigned to such term in the granting clause of the Collateral Agreement.

     "Secured Parties" means, collectively, the Collateral Agent, the Indenture Trustees, the Noteholders and the Liquidity
Providers.

     "Securities Act" means the United States Securities Act of
1933, as amended from time to time and any successor thereto.

     "Stated Expiration Date" if used in any Liquidity Facility has the meaning assigned to such term in such Liquidity Facility and if used in any other Basic Document has the meaning assigned to such term in Section 3.6(d) of the Collateral Agreement.

     "Stated Interest Rate" means (i) with respect to the Class A Notes, 6.76%, (ii) with respect to the Class B Notes, 7.50% and
(iii) with respect to the Class C Notes, 8.93% (in each case, the "Original Rate"); provided that, in the event that a Registration Event does not occur on or prior to August 16, 1996, each such Original Rate shall be temporarily increased by 0.5%, such increase to be effective as of October 15, 1996 until the next Payment Date; provided that in the event a Registration Event has not occurred on or prior to February 16, 1997, such increase shall be permanent (including with respect to the Registered Notes).

     "Taxes" means any and all fees (including, without limitation, license, documentation and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value added, property (tangible and intangible), excise and stamp taxes), licenses, levies, imposts, duties, recording charges or fees, charges, assessments or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax and interest thereof (each, individually, a "Tax").

     "Temporary Offshore Global Note" means, when used in any Indenture, the temporary global Note issued thereunder and offered and sold in offshore transactions in reliance on Regulation S pursuant to such Indenture.

     "Transferee" shall have the meaning assigned to such term in
Section 7.08(b) of each Liquidity Agreement.

     "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury
Regulations or other successor Treasury Regulations.

     "Treasury Rate" means, with respect to any Notes, a per annum rate (expressed as a semi-annual equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield), determined to be the per annum rate equal to the semi-annual yield to maturity for United States Treasury securities maturing on the Average Life Date of such Notes, as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities trading in public securities markets,
(A) one maturing as close as possible to, but earlier than, the Average Life Date of such Note and (B) the other maturing as close as possible to, but later than, the Average Life Date of such Note, in each case as published in the most recent H.15(519) (or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such
Note is reported in the most recent H.15(519), as published in H.15(519)). H.15(519) means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. The most recent H.15(519) means the latest H.15(519) which is published prior to the close of business on the third Business Day preceding the scheduled Redemption Date.

     "Trigger Rating" means in the case of any Liquidity
Provider, a short term unsecured debt rating of A-1 by S&P or P-1 by Moody's.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended (15 U.S.C. Sections 77aaa-77bbb), as in effect on the date hereof (unless otherwise specifically provided herein).

     "Trustee Incumbency Certificate" has the meaning assigned to such term in Section 2.6(a) of the Collateral Agreement.

     "Trustee Representatives" has the meaning assigned to such term in Section 2.6(a) of the Collateral Agreement.

     "U.S. Global Note" means, when used in any Indenture, the permanent global Note in registered form that will initially be issued for the Notes sold in reliance on Rule 144A pursuant to such Indenture.

     "U.S. Government Obligations" means securities that are direct obligations of the United States of America or agencies or instrumentalities thereof for the payment of which the full faith and credit of the United States of America is pledged which are not callable or redeemable.

     "U.S. Physical Notes" means, when used in any Indenture, the Notes offered and sold in reliance on Regulation D under the Securities Act issued in the form of permanent certificated notes in registered form in substantially the form set forth in Exhibit B of such Indenture.

     "Warranty Bill of Sale" with respect to an Aircraft, means the full warranty bill of sale executed by the Manufacturer in favor of the Company and dated the date of delivery of such Aircraft from the Manufacturer to the Company.

     "WestLB" means Westdeutsche Landesbank Girozentrale, New
York Branch.

     "Written Notice" from (i) each Indenture Trustee, or any Liquidity Provider, means a written instrument executed by the Designated Representative of such Person, and (ii) the Collateral Agent means a written instrument executed by a Person designated in the Certificate of Wilmington Trust Company delivered on the Closing Date.

                                                         EXHIBIT
A
REGISTERED
$_________________*
No. ______________

                                                          CUSIP
NO.

     [Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]**


THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND
REDEEMABLE AS SET FORTH HEREIN AND IN THE INDENTURE.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY
TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  USAIR ENHANCED EQUIPMENT NOTES

                       CLASS A 6.76% NOTES

     USAir, Inc., a corporation organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of
____________________________ DOLLARS on _________________ (the
"Maturity Date"); provided that, subject to Section 2.09(a) of the Indenture, the Company promises to pay on each Payment Date prior to the Maturity Date an amount equal to the amount set forth in Exhibit C to the Indenture (as such Exhibit C may be revised in accordance with Section 2.10 of the Indenture) opposite such Payment Date for the Class A Notes multiplied by a fraction (i) the numerator of which shall be equal to the outstanding principal amount of this
- -------------------------------
* This amount is subject to decrease or increase from time to time pursuant to the Indenture governing this Note to give effect to transfers, redemptions or exchanges up to the aggregate principal amount set forth on the face hereof.
** Insert for each Global Note

Note and (ii) the denominator of which shall be equal to the outstanding principal amount of the Class A Notes, in each case, immediately before such Payment Date. This Note will bear interest at the rate of 6.76% per annum until the principal hereof is paid in full. The Company will pay, subject to Section 2.09(a) of the Indenture, interest on the unpaid principal of this Note until the principal of this Note is paid or made available for payment, on each Payment Date, commencing on April 15, 1996. In the event that, for any reason, either (i) the Exchange Offer is not consummated or (ii) a Registration Statement is not declared effective (each, a "Registration Event"), in either case, on or prior to August 16, 1996, the interest rate on the Notes shall be increased by one-half of one percent per annum beginning October 15, 1996. Following the occurrence of a Registration Event, commencing on the next interest payment date thereafter relating to the Notes (or, in the event of the occurrence of a Registration Event following August 16, 1996, on April 15, 1997), the interest rate on the Notes will be reduced to the original interest rate; provided, however, that if a Registration Event has not occurred on or prior to February 16, 1997, the interest rate on the Notes shall remain on a permanent basis thereafter at the increased level of one-half of one percent per annum over the original interest rate on the Notes, and such increase will apply to the Registered Notes, if any, issued thereafter. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from February 16, 1996. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Note shall be applied in priority set forth in Section 2.09(c) of the Indenture.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized
Officer.

                                 USAIR, INC.


                                 By: ____________________________
                                     Name:
                                     Title:




           [remainder of page left blank intentionally]

             TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:________________________

                                 WILMINGTON TRUST COMPANY, not
                                 in its Individual capacity but
                                 solely as Indenture Trustee


                                 By:  __________________________
                                      Authorized Signatory

                         [REVERSE OF NOTE]


     This Note is one of the Notes of a duly authorized issue of Notes of the Company, designated as its Class A 6.76% Notes (herein called the "Notes"), all issued under an Indenture dated as of February 15, 1996 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Company and Wilmington Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor indenture trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Company, the Indenture Trustee and the Noteholders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Collateral Agreement.

     The entire unpaid principal amount of the Notes may become Accelerated on the date on which a Collateral Access Event shall have occurred and be continuing and the Indenture Trustee or the Noteholders holding the Notes representing not less than a majority of the Outstanding Amount of the Notes have Accelerated the Notes.

     Any interest or principal payable on this Note in accordance with Sections 2.09(a) and (b) of the Indenture on the applicable Payment Date shall be made by check mailed to the Person in whose name this Note (or one or more predecessor Notes) is registered on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depositary (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Company, will notify the Person in whose name this Note is registered as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     By acceptance of its Note, each Noteholder agrees that in the event such Noteholder shall receive any payment or distribution (whether in cash, securities or other property) on or in respect of any obligation which it is not entitled to receive hereunder or under the Collateral Agreement, it shall hold any amount so received in trust for the benefit of any Person having a higher priority of distribution pursuant to
Section 2.5, 3.2 or 3.3 of the Collateral Agreement and shall promptly remit such payment or distribution to the Collateral Agent for application as provided in the Collateral Agreement.

     Each Note shall be mandatorily redeemed pursuant to Section 3.01(a) of the Indenture, in whole or ratably in part, at the Redemption Price, together with accrued interest thereon until the Redemption Date. At any other time, the Company may redeem the Notes in whole or in part at the Redemption Price for such Notes together with accrued interest thereon until the Redemption Date, plus the Make Whole Premium for such Notes.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or holder of a beneficial interest in a Note, by acceptance of a Note or such beneficial interest, respectively, covenants and agrees that (i) by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents and (ii) such Noteholder will agree to treat the Notes as indebtedness of the Company. Once such a proceeding has been instituted, the Indenture Trustee may file appropriate proofs of claim.

     Prior to the due presentment for registration of transfer of this Note, the Company, the Indenture Trustee and any agent of the Company or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company with the consent of the Noteholders holding a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Noteholders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Notes issued thereunder.

     Each Noteholder or holder of a beneficial interest in a Note, by acceptance of a Note or such beneficial interest, respectively, agrees that it shall have no recourse against the Indenture Trustee in its individual capacity for the payment of any principal, interest or other amounts due with respect to this Note and that all such recourse shall be against the Company pursuant to the terms of the Indenture.

     The term "Company" as used in this Note includes any successor to the Company under the Indenture.

     The Company is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                      [FORM OF TRANSFER NOTICE]


          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

____________________________________

_______________________________________________________________
_______________________________________________________________


Please print or typewrite name and address including zip code of assignee

_______________________________________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

                                                   EXHIBIT B

REGISTERED
$___________________***

No. ______________

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S.
     SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
     ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD
     WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE
     HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN "INSTITUTIONAL
     ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1),
     (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES
     ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT
     IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT,
     WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL
     ISSUANCE OF THIS NOTE OR THE LAST DATE ON WHICH THIS
     NOTE WAS HELD BY USAIR, INC. OR AN AFFILIATE OF USAIR,
     INC., RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A)
     TO USAIR, INC., OR ANY SUBSIDIARY THEREOF, (B) INSIDE
     THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE APPLICABLE INDENTURE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF
     WHICH LETTER CAN BE OBTAINED FROM THE APPLICABLE
     INDENTURE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT
     OF AN AGGREGATE VALUE OF NOTES AT THE TIME OF TRANSFER
     OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTANCE
     TO USAIR, INC. THAT SUCH TRANSFER IS IN COMPLIANCE THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN
     OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER
     THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES
     ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND
     (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM
     THIS
________________________________
*** This amount is subject to decrease or increase from time to time pursuant to the Indenture governing this Note to give effect to transfers, redemptions or exchanges up to the aggregate principal amount set forth on the face hereof.

     NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE OR THE LAST DATE ON WHICH THIS NOTE WAS HELD BY USAIR, INC. OR AN AFFILIATE OF USAIR, INC., THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE APPLICABLE INDENTURE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE APPLICABLE INDENTURE TRUSTEE AND USAIR, INC. SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE APPLICABLE INDENTURE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                SEE REVERSE FOR CERTAIN DEFINITIONS

                                                       CUSIP NO.


     [Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]****

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND
REDEEMABLE AS SET FORTH HEREIN AND IN THE INDENTURE.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY
TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
________________________
**** Insert for each Global Note.

                  USAIR ENHANCED EQUIPMENT NOTES

                       CLASS A 6.76% NOTES

     USAir, Inc., a corporation trust organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to __________________,, or registered assigns, the principal sum of
__________________ DOLLARS on _________________ (the "Maturity
Date"); provided that, subject to Section 2.09(a) of the Indenture, the Company promises to pay on each Payment Date prior to the Maturity Date an amount equal to the amount set forth in Exhibit C to the Indenture (as such Exhibit C may be revised in accordance with Section 2.10 of the Indenture) opposite such Payment Date for the Class A Notes multiplied by a fraction (i) the numerator of which shall be equal to the outstanding principal amount of this Note and (ii) the denominator of which shall be equal to the outstanding principal amount of the Class A Notes, in each case, immediately before such Payment Date. This Note will bear interest at the rate of 6.76% per annum until the principal hereof is paid in full. The Company will pay, interest on the unpaid principal of this Note until the principal of this Note is paid or made available for payment, on each Payment Date, commencing on April 15, 1996. In the event that, for any reason, either (i) the Exchange Offer is not consummated or (ii) a Registration Statement is not declared effective (each, a "Registration Event"), in either case, on or prior to August 16, 1996, the interest rate on the Notes shall be increased by one-half of one percent per annum beginning October 15, 1996. Following the occurrence of a Registration Event, commencing on the next interest payment date thereafter relating to the Notes, (or, in the event of the occurrence of a Registration Event following August 16, 1996, on April 15, 1997) the interest rate on the Notes will be reduced to the original interest rate; provided, however, that if a Registration Event has not occurred on or prior to February 16, 1997, the interest rate on the Notes shall remain on a permanent basis thereafter at the increased level of one-half of one percent per annum over the original interest rate on the Notes, and such increase will apply to the Registered Notes, if any, issued thereafter. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from February 16, 1996. Interest will be computed on the basis of a 360 day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Note shall be applied in priority set forth in Section 2.09(c) of the Indenture.

     [Beneficial interests in this Note will be exchangeable for beneficial interests in the Permanent Offshore Global Note in the same aggregate principal amount on or after [________________] upon certification that such beneficial interests in this Note are owned by either non-U.S. persons or U.S. persons who purchased such interests pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.]****

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.



     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
______________________________
***** Insert only for a Temporary Offshore Global Note.

     IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized
Officer.

                                USAIR, INC.


                                By: _____________________________
                                    Name:
                                    Title:

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:

                              WILMINGTON TRUST COMPANY, not in
                              its individual capacity solely as
                              Indenture Trustee


                              By:___________________________
                              Authorized Signatory

                          [REVERSE OF NOTE]


     This Note is one of the Notes of a duly authorized issue of Notes of the Company, designated as its Class A 6.76% Notes (herein called the "Notes"), all issued under an Indenture dated as of February 15, 1996 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Company and Wilmington Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor indenture trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Company, the Indenture Trustee and the Noteholders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

     The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Collateral Agreement.

     The entire unpaid principal amount of the Notes may become Accelerated on the date on which a Collateral Access Event shall have occurred and be continuing and the Indenture Trustee or the Noteholders holding the Notes representing not less than a majority of the Outstanding Amount of the Notes have Accelerated the Notes.

     Any interest or principal, if any, payable on this Note in accordance with Section 2.09(a) of the Indenture on the applicable Payment Date shall be made by check mailed to the Person in whose name this Note (or one or more predecessor Notes) is registered on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depositary (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Company, will notify the Person in whose name this Note is registered as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     By acceptance of its Note, each Noteholder agrees that in the event such Noteholder shall receive any payment or distribution (whether in cash, securities or other property) on or in respect of any obligation which it is not entitled to receive hereunder or under the Collateral Agreement, it shall hold any amount so received in trust for the benefit of any Person having a higher priority of distribution pursuant to
Section 2.5, 3.2 or 3.3 of the Collateral Agreement and shall promptly remit such payment or distribution to the Collateral Agent for application as provided in the Collateral Agreement.

     Each Note shall be mandatorily redeemed pursuant to Section 3.01(a) of the Indenture, in whole or ratably in part, at the Redemption Price, together with accrued interest thereon until the Redemption Date. At any other time, the Company may redeem the Notes in whole or in part at the Redemption Price for such Notes together with accrued interest thereon until the Redemption Date, plus the Make Whole Premium for such Notes.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or holder of a beneficial interest in a Note, by acceptance of a Note or such beneficial interest, respectively, covenants and agrees that (i) by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents and (ii) such Noteholder will agree to treat the Notes as indebtedness of the Company. Once such a proceeding has been instituted, the Indenture Trustee may file appropriate proofs of claim.

     Prior to the due presentment for registration of transfer of this Note, the Company, the Indenture Trustee and any agent of the Company or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company with the consent of the Noteholders holding a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Noteholders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Notes issued thereunder.

     Each Noteholder or holder of a beneficial interest in a Note, by acceptance of a Note or such beneficial interest, respectively, agrees that it shall have no recourse against the Indenture Trustee in its individual capacity for the payment of any principal, interest or other amounts due with respect to this Note and that all such recourse shall be against the Company pursuant to the terms of the Indenture.

     The term "Company" as used in this Note includes any successor to the Company under the Indenture.

     The Company is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                      [FORM OF TRANSFER NOTICE]


     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
- ----------------------------------

________________________________________________________________
________________________________________________________________


Please print or typewrite name and address including zip code of assignee

________________________________________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________

attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

           [THE FOLLOWING PROVISION TO BE INCLUDED
                          ON ALL NOTES
        EXCEPT PERMANENT OFFSHORE GLOBAL NOTES AND OFFSHORE
                         PHYSICAL NOTES]

     In connection with any transfer of this Note occurring prior to the date which is three years after the later of the original issuance of this Note or the last date on which this Note was held by the Company or any affiliate of the Company the undersigned confirms that without utilizing any general solicitation or general advertising that:

                           [Check One]
                           -----------

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                or
                                --

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Indenture Trustee or other Note Registrar shall not be obligated to register this
Note in the name of any Person other than the Noteholder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.06 of the Indenture shall have been satisfied.


Date: _____________________
___________________________________
                              NOTICE:  The signature to this
                              assignment must correspond with the
                              name as written upon the face of
                              the within-mentioned instrument in
                              every particular, without
                              alteration or any change
                              whatsoever.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:______________________   _______________________________
                              NOTICE:  To be executed by an
                              executive officer

                                                        EXHIBIT C


                      Principal Payment Dates
                            and Amounts


                           Class A Notes
                           -------------

                Payment Date     Expected Principal Payment
                ------------     --------------------------

                15 Apr-1996                    $0
                15 Oct-1996             3,697,000
                15 Apr-1997             1,691,500
                15 Oct-1997             1,691,500
                15 Apr-1998             1,522,350
                15 Oct-1998             1,522,350
                15 Apr-1999             1,379,890
                15 Oct-1999             1,379,890
                15 Apr-2000             1,011,840
                15 Oct-2000             1,011,840
                15 Apr-2001               834,663
                15 Oct-2001             1,660,300
                15 Apr-2002               861,775
                15 Oct-2002             2,353,758
                15 Apr-2003             1,341,449
                15 Oct-2003             1,660,300
                15 Apr-2004             5,650,400
                15 Oct-2004             3,281,400
                15 Apr-2005             6,430,280
                15 Oct-2005             7,115,916
                15 Apr-2006             7,950,004
                15 Oct-2006             7,052,800
                15 Apr-2007             9,052,800
                15 Oct-2007             6,650,400
                15 Apr-2008             9,506,400
                15 Oct-2008            63,648,000

                                     -------------
              Total                   142,400,000
                                     =============

                                                       EXHIBIT D

             Form of Certificate for Unlegended Notes
             ----------------------------------------

                                             ___________, _______

Wilmington Trust Company
Rodney Square North
1110 North Market Street
Wilmington, DE 19890

Attention:  Corporate Trust Administration

     Re:    USAir Enhanced Equipment Notes
            Class A 6.76% Notes (the "Notes")
            ---------------------------------
Dear Sirs:

     This letter relates to U.S. $___________________ principal amount of Notes represented by a Note (the "Legended Note") which bears a legend outlining restrictions upon transfer of such Legended Note. Pursuant to Section 2.01 of the Indenture (the "Indenture") dated as of February 15, 1996 relating to the Notes, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount of Notes, all in the manner provided for in the Indenture.

     You and USAir, Inc. are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                              Very truly yours,

                              [Name of Noteholder]

                              By:_____________________________
                                   Authorized Signature

                                                       EXHIBIT E

Form of Certificate to Be
Delivered in Connection with
Transfers to Non-QIB Accredited Investors
- -----------------------------------------


                                            _____________, ______


Wilmington Trust Company
Rodney Square North
1110 North Market Street
Wilmington, DE 19890

Attention:  Corporate Trust Administration


     Re:  USAir Enhanced Equipment Notes
          Class A 6.76% Notes (the "Notes")
          ---------------------------------

Dear Sirs:

     In connection with our proposed purchase of $_____________ aggregate principal amount of the Notes, we confirm that:

          1. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture dated as of February 15, 1996 relating to the Notes (the "Indenture") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

          2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Note within three years after the later of the original issuance of such Note or the last date on which the Note is owned by USAir, Inc. (the "Company") or an affiliate of the Company, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to you a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (a form of which letter can be obtained from you) and, if such transfer is in respect of Notes having an aggregate value at the time of transfer of less than $100,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

          3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you, and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes and we and any accounts for which we are acting are each able to bear the economic risks of our or their investment.

          5. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                   Very truly yours,

                                   [Name of Transferee]


                                   By:
                                        Authorized Signature
                              E-2

                                                     EXHIBIT F

                   Form of Certificate to Be Delivered
                      in Connection with Transfers
                        Pursuant to Regulation S

                                               ___________, ____

Wilmington Trust Company
Rodney Square North
1110 North Market Street
Wilmington, DE 19890

Attention:  Corporate Trust Administration

     Re:  USAir Enhanced Equipment Notes
          Class A 6.76% Notes (the "Notes")
          ---------------------------------

Dear Sirs:

          In connection with our proposed sale of
$_________________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

          (1) the offer of the Notes was not made to a person in the United States;

          (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

          (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;
     and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities
     Act of 1933.

     You and the USAir, Inc. (the "Company") are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                   Very truly yours,

                                   [Name of Transferor]


                                   By:
                                     Authorized Signature

                                                      EXHIBIT G

                            Form of
                     Opinion of Counsel for
                 Issuance of Registered Notes
                 ----------------------------

1. The Registered Notes have been duly authorized and, when executed, authenticated and delivered to the Noteholders in exchange for the Notes and assuming due authentication by the Indenture Trustee, will be (x) valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and (B) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (y) entitled to the benefits of the Indenture subject to the terms thereof.

2. No consent, approval, authorization, license, order of, or registration with, or the giving of notice to, any government, governmental instrumentality, or court, domestic or foreign, or other regulatory body or authority is required to be obtained by the Company for performance by the Company of its obligations under the Registered Notes, except such as have been obtained by the date hereof and such as may be required by the securities or blue sky laws of the various states in connection with the offer and exchange of Notes for Registered Notes.

3. The issuance and delivery of the Registered Notes in exchanged for the Notes and the performance by the Company of its obligations under the Registered Notes will not contravene (i) any provision of applicable law, (ii) the charter or by-laws of the Company or (iii) to the knowledge of such counsel, any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties.

4. Such counsel has reviewed evidence that the Registration Statement relating to the Registered Notes has been declared effective under the Securities Act of 1933, as amended and the Indenture qualified under the Trust Indenture Act of 1939, as amended.

     The opinions set forth above are subject to the effect of, and such counsel expresses no opinion as to the application of, any applicable fraudulent conveyance, fraudulent transfer or fraudulent obligation law.